UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.            )

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Nuveen Quality Municipal Fund, Inc.

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES OF

NUVEEN QUALITY MUNICIPAL FUND, INC. (NQI)

OCTOBER 23, 2015

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement?

A.	You are receiving the Proxy Statement as a holder of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”) in connection with a special meeting of the common and preferred shareholders of Quality Municipal. At the special meeting, holders of the outstanding VMTP Shares of Quality Municipal will vote on the reorganization of Quality Municipal into Nuveen Dividend Advantage Municipal Income Fund (the “Acquiring Fund”). The proposed reorganization of Quality Municipal into the Acquiring Fund and the proposed reorganizations of Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”) and Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”) into the Acquiring Fund are referred to as the “Reorganizations” and each, a “Reorganization.” Quality Municipal, Quality Income and Municipal Opportunity are referred to herein as the “Target Funds” and each, a “Target Fund.” The Acquiring Fund and the Target Funds are collectively referred to herein as the “Funds,” and each, a “Fund.”

The Board of Directors of Quality Municipal, including the independent Board members, unanimously recommends that you vote FOR the proposal.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Board of each Target Fund and the Acquiring Fund has approved the Reorganizations.

As part of this initiative, the Board of the Acquiring Fund also approved the following proposals: (1) certain changes to the non-fundamental investment policies of the Acquiring Fund, which provide an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its assets in lower rated municipal securities and require the Acquiring Fund to invest exclusively in municipal securities that generate income exempt from the federal alternative minimum tax applicable to individuals; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Acquiring Fund to “Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund.”

See “How will the Acquiring Fund’s expanded investment mandate differ from Quality Municipal’s current investment mandate?” below.

Q.	How will the Acquiring Fund’s expanded investment mandate differ from Quality Municipal’s current investment mandate?

A.	Each Fund currently has a fundamental investment policy requiring it to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. This policy will not change under the Acquiring Fund’s new investment mandate. In addition, each Fund currently has non-fundamental investment policies requiring it to invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permitting it to invest up to 20% of its managed assets in below-investment-grade municipal securities. Both investment-grade and below-investment-grade municipal securities may include unrated securities judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. Under the new investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

The repositioning of the Acquiring Fund’s portfolio will occur over time. Based on current market conditions, approximately 45% of the Acquiring Fund’s managed assets are expected to be invested in lower rated municipal securities following the completion of the initial repositioning. Current market conditions may change, and the combined fund may not be able to reposition its portfolio as planned. The Acquiring Fund’s allocation to lower rated municipal securities may vary over time, consistent with its investment objectives and policies. However, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. The Acquiring Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Acquiring Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Acquiring Fund’s preferred shares. See “Risks” in the Confidential Information Memorandum, which is attached as Appendix C to the Proxy Statement and forms a part of the Proxy Statement, for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

In addition, Quality Municipal currently may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. Under the new investment mandate, the Acquiring Fund will adopt a non-fundamental investment policy of investing, under normal circumstances, 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

Proposals Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended the Reorganization proposal(s)?

A.	As noted above, Nuveen recommended the Reorganizations as part of a broad initiative to restructure its leveraged national municipal closed-end funds to eliminate funds with overlapping investment mandates and to better differentiate Nuveen’s product offerings. The reorganization of each Target Fund into the Acquiring Fund, together with the changes to the investment policies of the Acquiring Fund described above, are intended to create a combined fund with significantly greater scale and an expanded investment mandate. Among other things, the Board considered information provided by Nuveen Fund Advisors with respect to the return potential of the Acquiring Fund’s new investment mandate, the higher risk profile of the new investment mandate, the impact of the increased management fee on the fees and expenses of the combined fund, and the impact of the larger size of the combined fund on fees and expenses. The Board determined that the Reorganizations were in the best interest of the Funds.

Q.	How will holders of VMTP Shares be affected by the Reorganizations?

The Acquiring Fund currently has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Proxy Statement, and those shares will remain outstanding following the Reorganizations. Quality Municipal has one series of VMTP Shares (“VMTP Shares”) outstanding as of the date of the enclosed Proxy Statement. Upon the closing of the Reorganizations, holders of VMTP Shares of Quality Municipal will receive on a one-for-one basis newly issued VMTP Shares of the Acquiring Fund with substantially identical terms, as of the closing of the Reorganizations, as the VMTP Shares of Quality Municipal exchanged therefor.

In addition to the Acquiring Fund issuing new VMTP Shares to holders of VMTP Shares of Quality Municipal in connection with the Reorganization, the Acquiring Fund will issue two new series of VRDP Shares to the holders of VRDP Shares of Quality Income and Municipal Opportunity. As a result, preferred shareholders of Quality Municipal will become preferred shareholders of a combined fund with multiple series and types of preferred shares outstanding (i.e., VRDP Shares and VMTP Shares). The outstanding VRDP Shares of the Acquiring Fund and the preferred shares to be issued in the Reorganizations will have equal priority with each other and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The different series and types of preferred shares may be subject to differing provisions regarding redemptions, dividend payments, rating requirements and other matters as discussed in more detail in the enclosed Proxy Statement. See “Proposal No.1—C. Information About the Reorganizations—Description of VRDP Shares to Be Issued by the Acquiring Fund” beginning on page 38 of the Proxy Statement, “Proposal No.1—C. Information About the Reorganizations—Description of VMTP Shares to Be Issued by the Acquiring Fund” beginning on page 39 of the Proxy Statement and “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 58 of the Proxy Statement.

Following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations. In addition, the voting power of certain series of preferred shares may be more concentrated than others. All of the

VRDP Shares of the Acquiring Fund are currently owned by a single institutional investor and all of the VMTP Shares of Quality Municipal are currently owned by a single institutional investor.

Q.	Will the terms of the VMTP Shares to be issued by the Acquiring Fund as part of the Reorganizations be substantially identical to the terms of Quality Municipal’s VMTP Shares currently outstanding?

A.	Yes. The terms of the VMTP Shares to be issued by the Acquiring Fund as part of the Reorganizations will be substantially identical, as of the closing of the Reorganizations, to the terms of the VMTP Shares of Quality Municipal, exchanged therefor, including:

●	the same liquidation preference and mandatory term redemption date;

●	the same terms with respect to the payment of an adjustable rate dividend; and

●

the same terms with respect to the priority on a distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund (which, upon the closing of the Reorganization, will be the Acquiring Fund)

Q.	Do the Reorganizations constitute a taxable event for Target Fund shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized by preferred shareholders of Quality Municipal who exercise dissenters’ rights of appraisal under Minnesota law. Prior to the closing of the Reorganizations, each of the Funds is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of each Fund. To the extent that portfolio securities of a Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses. Gains from such sales will be taxable to a Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders.

After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund preferred shareholders who hold preferred shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders. If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement of the Acquiring Fund. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the special meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s VMTP Shares, also must be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Q.	Will holders of VMTP Shares have to pay any fees or expenses in connection with the Reorganizations?

A.	No. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $2,415,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $365,000 (0.08%) for the Acquiring Fund, $370,000 (0.06%) for Quality Municipal, $620,000 (0.08%) for Quality Income and $1,060,000 (0.07%) for Municipal Opportunity (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations and the Acquiring Fund’s expanded investment mandate, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations.

Q.	What is the timetable for the Reorganizations?

A.	If the requisite shareholder approvals are obtained and the other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about December 7, 2015, or as soon as practicable thereafter. However, the repositioning of the Acquiring Fund’s portfolio, to take advantage of its expanded investment mandate, is expected to occur over time and will depend on market conditions.

Q.	How does Quality Municipal’s Board recommend that holders of VMTP Shares vote on the Reorganization?

A.	After careful consideration, Quality Municipal’s Board has determined that the Reorganization is in the best interests of the Fund and recommends that you vote FOR the Fund’s proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 434-7510 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

OCTOBER 23, 2015

NUVEEN QUALITY MUNICIPAL FUND, INC. (NQI)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2015

To Holders of Variable Rate MuniFund Term Preferred Shares:

Notice is hereby given that a Special Meeting of the Common and Preferred Shareholders (the “Special Meeting”) of Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 9, 2015, at 2:00 p.m. Central time. Nuveen Dividend Advantage Municipal Income Fund is referred to herein as the “Acquiring Fund.” The Acquiring Fund and Quality Municipal are collectively referred to herein as the “Funds” and each, a “Fund.”

The Special Meeting will be held for the following purposes:

1.	Agreement and Plan of Reorganization. The shareholders of Quality Municipal voting as set forth below for an Agreement and Plan of Reorganization pursuant to which it would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of Quality Municipal; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of Quality Municipal (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	The preferred shareholders of Quality Municipal, voting together with the common shareholders as a single class, to approve the Agreement and Plan of Reorganization.

(b)	The preferred shareholders of Quality Municipal voting separately to approve the Agreement and Plan of Reorganization.

2.	To transact such other business as may properly come before the Special Meeting.

Together with this notice, Quality Municipal is delivering to holders of its VMTP Shares a Proxy Statement. Common shareholders of Quality Municipal are being solicited with respect to the applicable matters described above pursuant to a separate joint proxy statement/prospectus.

Only shareholders of record of Quality Municipal as of the close of business on September 14, 2015 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of Quality Municipal’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of Quality Municipal, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT

FOR

HOLDERS OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

OF

NUVEEN QUALITY MUNICIPAL FUND, INC. (NQI)

OCTOBER 23, 2015

This Proxy Statement is being furnished to the holders of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”) in connection with the solicitation of proxies by the Board of Directors or Board of Trustees, as applicable (each, a “Board” or the “Board” and each Director or Trustee, a “Board Member”), of Quality Municipal, Nuveen Dividend Advantage Municipal Income Fund (the “Acquiring Fund”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”) and Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”) (each, a “Fund” and collectively, the “Funds”) for use at the Special Meeting of the Common and Preferred Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, November 9, 2015, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, a “Special Meeting” and collectively, the “Special Meetings”). At the Special Meeting, holders of the VMTP Shares of Quality Municipal will consider the proposal described below and discussed in greater detail elsewhere in this Proxy Statement. Quality Municipal, Quality Income and Municipal Opportunity are referred to herein as the “Target Funds” and each, a “Target Fund.”

Each Fund is a closed-end management investment company. The Acquiring Fund is organized as a Massachusetts business trust. Each of Quality Municipal, Quality Income and Municipal Opportunity is organized as a Minnesota corporation. The enclosed proxy card and this Proxy Statement are being sent to holders of VMTP Shares of Quality Municipal on or about October 27, 2015. Shareholders of record of Quality Municipal as of the close of business on September 14, 2015 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

This Proxy Statement explains concisely what you should know before voting on the proposals described in this Proxy Statement or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

On the matters coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal. Shareholders of Quality Municipal who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

Pursuant to this Proxy Statement, holders of VMTP Shares of Quality Municipal are being solicited to vote on the following proposal:

Proposal No. 1. To approve the Agreement and Plan of Reorganization.

In addition to its VMTP Shares, Quality Municipal has common shares outstanding. To be approved, Proposal No. 1 must be approved (i) by Quality Municipal’s common and preferred shareholders, voting together as a single class, and (ii) by Quality Municipal’s preferred shareholders, voting separately.

Only the holders of VMTP Shares of Quality Municipal are being solicited to vote on the proposal described above pursuant to this Proxy Statement. The common shareholders of Quality Municipal, as well as the common shareholders of the other Funds, are being solicited to vote on proposals that require the approval of those Funds’ common shareholders pursuant to a separate joint proxy statement/prospectus. Holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, Quality Income and Municipal Opportunity are being solicited to vote on proposals that require the approval of those Funds’ preferred shareholders pursuant to a separate joint proxy statement.

A quorum of shareholders is required to take action at the Special Meeting. A majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast in person or by proxy at the Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal described in this Proxy Statement is not considered a “routine” matter under the rules of the NYSE.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of Quality Municipal as of the close of business on September 14, 2015 will be entitled to one vote for each share held.

ii

As of August 24, 2015 (for the Acquiring Fund) and September 14, 2015 (for each Target Fund), the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	VRDP Shares(1)	VMTP Shares(1)
Acquiring Fund (NVG)	24,646,630	1,790	—
Quality Municipal (NQI)	38,406,871	—	2,404
Quality Income (NQU)	48,920,182	3,854	—
Municipal Opportunity (NIO)	95,610,971	6,672	—

(1)	The common shares of the Acquiring Fund are listed on the NYSE MKT, and the common shares of Quality Municipal, Quality Income and Municipal Opportunity are listed on the NYSE. Upon the closing of the reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. Each of the Acquiring Fund, Quality Income and Municipal Opportunity has one series of VRDP Shares outstanding. Quality Municipal has one series of VMTP Shares outstanding. Neither the VMTP Shares of Quality Municipal nor the VRDP Shares of the Acquiring Fund, Quality Income or Municipal Opportunity are listed on any exchange.

The proposed reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminate overlapping investment mandates of the funds and differentiate the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. As part of this initiative, the Board of the Acquiring Fund approved the following proposals: (1) certain changes to the non-fundamental policies of the Acquiring Fund, which provide an expanded investment mandate that permits the Acquiring Fund to invest up to 55% of its managed assets in lower rated municipal securities and require the Acquiring Fund to invest exclusively in municipal securities that generate income exempt from the federal alternative minimum tax applicable to individuals; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Acquiring Fund to “Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund.”

The Acquiring Fund currently has a fundamental investment policy requiring it to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. The Acquiring Fund’s current non-fundamental investment policies require, under normal circumstances, that it invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Acquiring Fund currently may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals.

Under the expanded investment mandate, the Acquiring Fund’s fundamental investment policy to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes will not change. However, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Acquiring Fund will

iii

adopt a non-fundamental investment policy pursuant to which the Acquiring Fund will, under normal circumstances, invest 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

The terms of the reorganization of each Target Fund into the Acquiring Fund are set forth in an Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund. The Agreement and Plan of Reorganization provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each of the Target Funds to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with the Reorganizations will equal the aggregate liquidation preference of the corresponding Target Fund’s preferred shares held immediately prior to the closing of the Reorganization. Additionally, the new Acquiring Fund VMTP Shares will have the same mandatory term redemption date and adjustable rate dividend as the VMTP Shares of Quality Municipal to be exchanged therefor. The Agreement and Plan of Reorganization may be amended by the Funds, as specifically authorized by each Fund’s Board, provided that following the Special Meeting, no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement.

With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, voting separately. The affirmative vote of a majority of the common and preferred shareholders of the Acquiring Fund, voting together as a single class, and the affirmative vote of a majority of the common shareholders of the

iv

Acquiring Fund, voting separately, are required to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meeting, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal approve such proposal and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. The VRDP Shares of the Acquiring Fund, Quality Income and Municipal Opportunity and the VMTP Shares of Quality Municipal were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, the shareholder approval required for that Fund’s Reorganization(s) may turn on the exercise of voting rights by such particular shareholder(s) and its (or their) determination as to the favorability of the proposal with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such shareholder(s) with respect to the applicable Reorganization proposal(s), and there is no guarantee that such shareholder(s) will approve the proposal(s). If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

(1)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-09475);

(2)	the audited financial statements and related independent registered public accounting firm’s report for Quality Municipal and the financial highlights for Quality Municipal contained in the Fund’s Annual Report for the fiscal year ended October 31, 2014 (File No. 811-06206);

(3)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2015 (File No. 811-09475); and

(4)	the unaudited financial statements for Quality Municipal contained in the Fund’s Semi-Annual Report for the fiscal period ended April 30, 2015 (File No. 811-06206).

v

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. In addition, each Fund will furnish, without charge, a copy of its most recent Annual or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Fund by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund are listed on the NYSE MKT, and the common shares of Quality Municipal, Quality Income and Municipal Opportunity are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE. Neither the VMTP Shares of Quality Municipal nor the VRDP Shares of the Acquiring Fund, Quality Income or Municipal Opportunity are listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

The offering and issuance of VMTP Shares of the Acquiring Fund have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, the VMTP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VMTP Shares to be issued in the Reorganizations are being offered and sold only to holders of VMTP Shares of Quality Municipal that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer. See the Confidential Information Memorandum (the “Memorandum”) attached as Appendix C to this Proxy Statement.

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PROXY STATEMENT

OCTOBER 23, 2015

NUVEEN QUALITY MUNICIPAL FUND, INC. (NQI)

vii

TABLE OF CONTENTS

(continued)

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PROPOSAL NO. 1—REORGANIZATION OF QUALITY MUNICIPAL INTO THE ACQUIRING FUND

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Proxy Statement and the appendices hereto. Shareholders should read the entire Proxy Statement carefully.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. The proposals included the Acquiring Fund’s expanded investment mandate and the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of such Fund. Each Fund’s Board considered the Reorganization(s) in connection with these proposals. The Target Funds and the Acquiring Fund have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes.

Based on information provided by Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, each Fund’s Board believes that the Reorganizations and the expanded investment mandate of the Acquiring Fund may benefit common shareholders in a number of ways, including, among other things:

●

Meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities that may support higher common share distributions and result in a more attractive yield, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value;

●	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

●	Greater liquidity and ease of trading due to substantially more common shares outstanding;

●

Lower fund administrative costs (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base, which would partially offset the increase in the management fees of the Acquiring Fund; and

●	Dividends exempt from the federal alternative minimum tax applicable to individuals.

Under its expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. The Acquiring Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Acquiring Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Acquiring Fund’s preferred shares. See “Risks” in the Memorandum, which is attached as Appendix C to this Proxy Statement and forms a part of this Proxy Statement, for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that preferred shareholders of a Target Fund who receive Acquiring Fund preferred shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. However, gain or loss may be recognized by a shareholder who exercises dissenters’ rights under Minnesota Law. Prior to the closing of the Reorganizations, each of the Funds is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. Such sales are expected to be less than 5% of the assets of each Fund. To the extent that portfolio securities of a Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses. Gains from such sales will be taxable to a Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund preferred shareholders who hold preferred shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders. If such repositioning had been completed as of April 30, 2015, the repositioning would have resulted in net realized losses. Securities held by the Funds are purchased and sold on a principal basis rather than an agency basis, and such transactions are not subject to separate brokerage commissions.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code and that preferred shareholders of a Target Fund will not recognize gain or loss upon the exchange of their shares, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. In that regard, each of K&L Gates LLP (with respect to the VMTP Shares) and Sidley Austin LLP (with respect to the VRDP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares or VRDP Shares, as applicable, received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes. Distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the Internal Revenue Service (the “IRS”) will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganizations could differ significantly from those described above.

Comparison of the Acquiring Fund and each Target Fund

General.    The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	July 12, 1999	Massachusetts	business trust
Quality Municipal	October 23, 1990	Minnesota	corporation
Quality Income	January 23, 1991	Minnesota	corporation
Municipal Opportunity	July 25, 1991	Minnesota	corporation

Capitalization – Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	24,646,630	$0.01	None	None	NYSE MKT
Quality Municipal	200,000,000	38,406,871	$0.01	None	None	NYSE
Quality Income	200,000,000	48,920,182	$0.01	None	None	NYSE
Municipal Opportunity	200,000,000	95,610,971	$0.01	None	None	NYSE

(1)	As of August 24, 2015 (for the Acquiring Fund) and September 14, 2015 (for each Target Fund).

Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will transfer the listing of its common shares to the NYSE.

The Acquiring Fund currently has outstanding 1,790 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (“Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. Quality Municipal currently has outstanding 2,404 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; Quality Income currently has outstanding 3,854 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; and Municipal Opportunity currently has outstanding 6,672 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. VRDP Shares and VMTP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical (with respect to VMTP Shares) or substantially similar (with respect to VRDP Shares) to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have substantially similar investment objectives. The investment objectives of the Acquiring Fund, Quality Municipal and Municipal Opportunity are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Quality Income’s primary investment objective is current income exempt from regular federal income tax. Quality Income’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund currently has a fundamental investment policy requiring it to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. The Acquiring Fund’s current non-fundamental investment policies require that, under normal circumstances, the Fund invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permit the Fund to invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Fund currently may invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. These investment policies are substantially similar to those of each Target Fund.

The Board of the Acquiring Fund has approved certain changes to the non-fundamental investment policies of the Acquiring Fund. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes.

Under the expanded investment mandate, the Acquiring Fund’s fundamental investment policy to invest at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes will not change. However, the Acquiring Fund will adopt a non-fundamental investment policy permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of investment, Baa/BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser. In addition, the Acquiring Fund will adopt a non-fundamental investment policy pursuant to which the Acquiring Fund will, under normal circumstances, invest 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. These changes to the Acquiring Fund’s non-fundamental investment policies will result in the Acquiring Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The following summary compares the principal investment policies and strategies of the Acquiring Fund, giving effect to the new investment policies of the Acquiring Fund, to the current principal investment policies and strategies of the Target Funds. Unless otherwise indicated, descriptions of the Acquiring Fund’s investment policies, strategies and risks in this Proxy Statement give effect to the new investment policies of the Acquiring Fund. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to leverage.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Objectives:

The Fund’s primary investment objective is current income exempt from regular federal income tax. The Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Identical with respect to Quality Municipal and Municipal Opportunity. Substantially similar with respect to Quality Income.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes.

Principal Investment Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.

Identical.

Credit Quality:

Under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

The Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Alternative Minimum Tax Policy:

Under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

	Alternative Minimum Tax Policy: The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax.	Alternative Minimum Tax Policy: The Fund may invest without limit in securities that generate income subject to the federal alternative minimum tax.	The Acquiring Fund will invest exclusively in securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Target Funds have no such policy.

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Leverage:

The Fund may employ leverage through the issuance of preferred shares or bank borrowings. In addition, the Fund may invest up to 15% of its Managed Assets in inverse floating rate securities, which produces effective leverage.

Identical.

Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Illiquid Securities: The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid.	Identical.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Weighted Average Maturity Policy:

The Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Substantially similar.

Other Investment Companies:

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal bonds of the types in which the Fund may invest directly.

Substantially similar.

Acquiring Fund (New Policies)	Quality Municipal and Municipal Opportunity	Quality Income	Differences

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Use of Derivatives:

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Identical.

Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Funds’ investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and each Target Fund, as of April 30, 2015, is set forth in the table below. The information for the Acquiring Fund in the table below reflects the Acquiring Fund’s current investment mandate. Under the Acquiring Fund’s expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

Credit Rating(1)	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity
AAA/U.S. Guaranteed	32.0%	19.9%	12.7%	22.3%
AA	38.4%	46.3%	51.1%	46.2%
A	14.3%	23.4%	15.6%	19.7%
BBB	9.9%	5.9%	10.0%	6.1%
BB or lower	4.3%	2.6%	9.5%	4.1%
N/R (not rated)	0.9%	1.9%	1.1%	1.6%
N/A (not applicable)(2)	0.2%	—	—	—

(1)

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Relates to investment company holdings for the Acquiring Fund.

Leverage.    Each Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings, and (3) inverse floating rate securities (sometimes referred to as “inverse floaters”), which have the economic effect of leverage. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below. Following the Reorganizations, it is expected that the Acquiring Fund will seek to incur additional leverage to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Acquiring Fund prior to the Reorganizations.

Acquiring Fund	2014	2013	2012
Asset Coverage Ratio(1)	341.95%	316.88%	342.77%
Regulatory Leverage Ratio(2)	29.24%	31.56%	29.17%
Effective Leverage Ratio(3)	35.20%	38.11%	35.38%

Quality Municipal	2014	2013	2012
Asset Coverage Ratio(1)	341.26%	320.21%	347.81%
Regulatory Leverage Ratio(2)	29.30%	31.23%	28.75%
Effective Leverage Ratio(3)	35.72%	38.43%	36.68%

Quality Income	2014	2013	2012
Asset Coverage Ratio(1)	299.29%	280.34%	326.07%
Regulatory Leverage Ratio(2)	33.41%	35.67%	30.67%
Effective Leverage Ratio(3)	36.48%	39.33%	34.55%

Municipal Opportunity	2014	2013	2012
Asset Coverage Ratio(1)	325.65%	307.23%	328.84%
Regulatory Leverage Ratio(2)	30.71%	32.55%	30.41%
Effective Leverage Ratio(3)	37.25%	39.54%	36.13%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.
(2)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Fund’s investment adviser under an investment management agreement between the investment adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has eleven (11) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons.

While the Acquiring Fund and Target Funds have the same Board Members, the Acquiring Fund, which is organized as a Massachusetts business trust (the “Massachusetts Fund”), has a board structure that is different from the structure for the Target Funds, which are organized as Minnesota corporations (the “Minnesota Funds”). All members of the boards of directors of the Minnesota Funds stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Fund’s by-laws, the board of trustees of the Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two trustees of the Acquiring Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. To the extent the preferred shares are held by a small number of institutional holders, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two trustees of the Acquiring Fund at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund;

and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended October 31, 2014, the effective management fee rates of the Acquiring Fund, Quality Municipal, Quality Income and Municipal Opportunity, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.59%, 0.59%, 0.58% and 0.58%, respectively.

The current annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

Fund-Level Fee Schedule for Quality Municipal, Quality Income and

Municipal Opportunity

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For net assets over $5 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

As part of the Acquiring Fund’s expanded investment mandate, shareholders of the Acquiring Fund are being asked to approve a new Investment Management Agreement for the Fund. The new Investment Management Agreement provides for a higher management fee rate payable at each current breakpoint level. The increased management fee schedule under the new Investment Management Agreement reflects the increased level of ongoing credit research and surveillance resulting from the Acquiring Fund’s expanded investment mandate and is intended to standardize the Acquiring Fund’s Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds.

The annual fund-level fee rate for the Acquiring Fund under the new Investment Management Agreement, payable monthly, will be calculated according to the following schedule:

Proposed Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For managed assets over $5 billion	0.4125%

*	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

For each Fund the fee rate under the proposed Investment Management Agreement is higher than the current fee rate at each comparable breakpoint. With respect to the Acquiring Fund, the new fee schedule includes an additional breakpoint at over $5 billion in assets.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors currently pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. At the Special Meeting, shareholders of the Acquiring Fund are being asked to approve a new Sub-Advisory Agreement for the Fund that will have a revised fee. Under the new Sub-Advisory Agreement, Nuveen Fund Advisors would pay Nuveen Asset Management a fee, payable monthly, equal to 42.8572% of the management fee (net of applicable waivers and reimbursements) paid by the Acquiring Fund to Nuveen Fund Advisors.

If the management fee schedule under the new Investment Management Agreement had been in effect for the twelve (12) months ended October 31, 2014, pro forma management fees of the combined fund would have been approximately four to nine basis points higher than the management fees paid by the Funds under the current Investment Management Agreements, as a percentage of managed assets, and approximately four to nine basis points higher than the management fees paid by the Funds under the current Investment Management Agreements, as a percentage of assets attributable to common shares. The combined fund’s pro forma expense ratio (excluding the costs of leverage) is projected to be approximately three basis points lower to four basis points higher than the current expense ratios (excluding the costs of leverage) of the Funds during the first year following the closing of the Reorganizations and approximately two to nine basis points lower to five basis points higher than the current expense ratios (excluding the costs of leverage) of the Funds thereafter. See “—Comparative Expense Information” on page 17.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of October 31, 2014, the complex-level fee rate for each Fund was 0.1643%. Because all Nuveen Funds pay the same complex-level fee rate, the rate paid by each Fund will not change as a result of the proposed Reorganizations.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

For the complex-level fee, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances.

The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement will be included in the Fund’s Annual Report for the fiscal year ending October 31, 2015. A discussion of the basis for the Board’s approval of the Acquiring Fund’s new Investment Management Agreement and Sub-Advisory Agreement appears under “Proposal 3—C. Board Considerations” below.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and Municipal Opportunity, Douglas J. White, CFA, is the portfolio manager of Quality Municipal and Thomas C. Spalding, CFA, is the portfolio manager of Quality Income. Mr. Brennan assumed portfolio management responsibility for the Acquiring Fund in 2006 and for Municipal Opportunity in 2006, Mr. White assumed portfolio management responsibility for Quality Municipal in 2011, and Mr. Spalding assumed portfolio management responsibility for Quality Income in 2003. Mr. Brennan will continue to manage the combined fund upon completion of the Reorganizations.

Paul L. Brennan, CFA, CPA, is a Senior Vice President of Nuveen Investments. He manages several Nuveen municipal national and state mutual funds and closed-end bond funds. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Douglas J. White, CFA, is a Senior Vice President of Nuveen Investments. He began working in the financial industry in 1983 and he became a portfolio manager in 1985. Mr. White previously served as co-manager of portfolio analysis/equity management at IDS Financial Services and portfolio manager at Marquette Capital Management Corporation. Mr. White most recently managed several municipal funds and portfolios for FAF Advisors, prior to joining Nuveen Asset Management and was the manager of FAF Advisors’ tax-exempt fixed-income team. He received a B.A. from Carleton College and an M.B.A. in finance from the University of Minnesota, and holds the CFA designation.

Thomas C. Spalding, CFA, is a Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 15 Nuveen-sponsored investment companies.

Comparative Risk Information

Because the Funds have substantially similar investment objectives and each Fund invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, the principal risks of the Funds are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

●

Municipal Securities Risk.    Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors.

●	Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Code and future changes in tax laws and regulations.

●

Inverse Floater Risk.    The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal amount.

●

Issuer Credit Risk.    This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities; accordingly, the Acquiring Fund will be subject to heightened issuer credit risk under its new investment mandate.

●	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

●	Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

●	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

●

Derivatives Risk.    The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

●

Municipal Bond Market Liquidity Risk.    Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a Fund’s ability to buy or sell bonds. As a result, a

Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

●

High Yield Securities Risk.    High yield securities, which are rated below investment grade and commonly referred to as “junk bonds, “ are speculative and high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. While each Fund may currently invest in high yield securities, following the restructuring, the Acquiring Fund expects to consistently allocate a greater percentage of its portfolio to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

The principal risks of investing in the Acquiring Fund are described in more detail under the caption “Risk Factors” in the Memorandum, which is attached as Appendix C to this Proxy Statement and forms a part of this Proxy Statement.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended October 31, 2014, except as described in footnotes 1 and 5 below, and the pro forma expenses for the twelve (12) months ended October 31, 2014, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)(2)

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Combined Fund Pro Forma(3)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.89%	0.94%	0.89%	0.98%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(4)	0.45%	0.52%	0.65%	0.48%	0.55%
Other Expenses(5)	0.09%	0.09%	0.10%	0.08%	0.08%

Total Annual Expenses	1.44%	1.50%	1.69%	1.45%	1.61%

(1)

“Annual Expenses (as a percentage of net assets applicable to common shares),” excluding “Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters,” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended October 31, 2014. “Fees on Preferred

Shares and Interest and Related Expenses from Inverse Floaters” have been restated and are based on the annualized expenses as a percentage of net assets applicable to common shares of the Acquiring Fund and Target Funds for the six (6) months ended April 30, 2015.
(2)	The purpose of the comparative fee table below, which is presented with the same adjustments and for the same period as the table above, is to assist you in understanding the impact of the Reorganizations on the Funds’ operating expenses, which do not include the costs of leverage.

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Combined Fund Pro Forma
Operating Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.89%	0.94%	0.89%	0.98%
Other Expenses	0.09%	0.09%	0.10%	0.08%	0.08%

Total Operating Expenses	0.99%	0.98%	1.04%	0.97%	1.06%

(3)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s new fund-level management fee rate to the Combined Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma assumes additional leverage in an amount expected to be incurred by the Acquiring Fund following the Reorganizations to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Acquiring Fund as of April 30, 2015. Combined Fund Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $365,000 (0.08%) for the Acquiring Fund, $370,000 (0.06%) for Quality Municipal, $620,000 (0.08%) for Quality Income and $1,060,000 (0.07%) for Municipal Opportunity. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015.
(4)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for both VMTP and VRDP Shares, where applicable, and annual liquidity and remarketing fees for VRDP Shares for Quality Income and Municipal Opportunity. VRDP Shares for the Acquiring Fund are considered to be Special Rate Period VRDP Shares and currently do not incur liquidity or remarketing fees. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and Sub-Adviser.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal year. Other Expenses for Quality Income have been restated to exclude a one-time expense related to a tender offer which was effective September 19, 2014, and increased actual expenses for the most recent fiscal year.

The Adviser has agreed to implement a fee waiver which would begin on the effective date of the Reorganizations and will be phased out over the first year following the effective date of the Reorganizations. The waiver would be applied according to the following schedule and annual rates: (i) 0.05% of Managed Assets for the first 90 day period following the Reorganizations; (ii) 0.0375% of Managed Assets for the 91st through 180th day period following the Reorganizations; (iii) 0.025% of Managed Assets for the 181st through 270th day period following the Reorganizations; and (iv) 0.0125% of Managed Assets for the 271st through 365th day period following the Reorganizations. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board of the Acquiring Fund or the Acquiring Fund’s Investment Management Agreement terminates.

The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued. The fee waiver is not reflected in the table above or in the Example. If the fee waiver had been in effect for the period shown in the table in footnote 2 above, Total Operating Expenses of the combined fund pro forma, net of the fee waiver, would have been 1.01%.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$15	$46	$79	$172
Quality Municipal	$15	$47	$82	$179
Quality Income	$17	$53	$92	$200
Municipal Opportunity	$15	$46	$79	$174
Combined Fund Pro Forma	$16	$51	$88	$191

Comparative Performance Information

Comparative total return performance for the Funds for periods ended April 30, 2015:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	9.64%	7.35%	5.91%	10.39%	5.95%	6.03%
Quality Municipal	8.20%	7.31%	5.31%	7.17%	4.65%	4.31%
Quality Income	10.02%	7.71%	5.97%	6.96%	5.76%	6.08%
Municipal Opportunity	9.15%	7.56%	5.58%	10.19%	7.22%	5.82%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Because the Funds have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, the Funds’ principal risks are similar. The principal risks of investing in the Acquiring Fund, including risks inherent in investing in VRDP Shares, are described under the caption “Risks” in the Memorandum, which is attached as Appendix C to this Proxy Statement and forms a part of this Proxy Statement.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. As part of this initiative, the Board of the Acquiring Fund approved an expanded investment mandate for the Acquiring Fund, and the Board of each Target Fund and the Acquiring Fund approved the Reorganizations. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Reorganizations and the expanded investment mandate of the Acquiring Fund are intended to provide meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions and result in a more attractive yield, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value; increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund; greater liquidity and ease of trading due to substantially more common shares outstanding; lower fund administrative costs (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund; and dividends exempt from the federal alternative minimum tax applicable to individuals.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund (the “Agreement”), in the form attached as Appendix A, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about December 7, 2015, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Proxy Statement. The repositioning of the Acquiring Fund’s portfolio to reflect its new investment policies is expected to occur over time and will depend on market conditions.

Following the Reorganizations, each preferred shareholder of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually. In addition, all of the VRDP Shares of the Acquiring Fund are currently owned by a single institutional investor and all of the VMTP Shares of Quality Municipal are currently owned by a single institutional investor.

The holders of VRDP Shares of Quality Income and Municipal Opportunity will receive the following new series of VRDP Shares of the Acquiring Fund:

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Quality Income	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

Municipal Opportunity	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040	VRDP Shares, Series 3 $100,000 liquidation value per share Final Mandatory Redemption Date: December 1, 2040

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Dividends will accumulate on the VRDP Shares of each of Quality Income and Municipal Opportunity up to and including the day before the Closing Date and will be paid on the Closing Date. The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations of Quality Income and Municipal Opportunity will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund of the proposals with respect to such Fund’s Reorganization(s) in the Fund’s respective proxy statements, (2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (3) the absence of legal proceedings challenging the Reorganizations, (4) the Funds’ receipt of certain customary certificates and legal opinions and (5) the effectiveness of the new investment management agreement and new sub-advisory agreement. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares. The Funds are not required under the respective statements of preferences with respect to VMTP Shares or VRDP Shares to maintain any particular (or particular level of) long-term ratings for the VMTP Shares or VRDP Shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of such Reorganization(s). At a meeting held on August 24, 2015 (the “August Meeting”), the Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

Since the beginning of the year, the Adviser has been evaluating the national municipal closed-end fund market and, in particular, its leveraged national municipal closed-end funds and their position in the market. As part of this broad initiative, the Adviser has proposed to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds to create fewer funds with greater scale, eliminate overlapping investment mandates of the funds and to better differentiate the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. Consistent with this initiative, the Adviser proposed certain changes to non-fundamental investment policies which included an expanded investment mandate of the Acquiring Fund and proposed the approval of the Reorganization of each Target Fund into the Acquiring Fund. The expanded investment mandate of the Acquiring Fund coupled with the Reorganizations were intended, among other things, to create a combined fund with significantly greater scale and an expanded investment mandate and to provide various benefits to shareholders as outlined in further detail below.

During the course of the year, the Adviser had made presentations, and the Boards had received a variety of materials relating to the proposed expanded investment mandate and Reorganizations,

including the rationale therefore. Prior to approving the Reorganizations and related proposals, the independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in private sessions without management present. The Boards considered a number of principal factors presented at the time of the August Meeting or prior meetings in reaching their determinations, including the following:

●	the compatibility of the Funds’ investment objectives, policies and related risks;

●	consistency of portfolio management;

●	the potential for improved economies of scale over time and the effect on fees and total expenses;

●	the potential for improved secondary market trading with respect to the common shares;

●	the anticipated federal income tax-free nature of the Reorganizations;

●	the expected costs of the Reorganizations;

●	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

●	the effect of the Reorganizations on shareholder rights; and

●	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    The Boards noted that each Fund is a diversified closed-end fund. Based on the information presented, the Boards noted that the investment objectives of the Acquiring Fund and each Target Fund are substantially similar and that each Fund invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes.

The Boards noted that each of the Funds have a non-fundamental investment policy requiring that under normal circumstances, the respective Fund will invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and permitting it to invest up to 20% of its managed assets in below-investment-grade municipal securities. However, the Boards recognized that the expanded investment mandate of the Acquiring Fund will create some notable differences between the investment policies of the Acquiring Fund and the Target Funds relating to exposure to below-investment-grade securities and securities that generate income subject to the federal alternative minimum tax applicable to individuals. More specifically, the Board of the Acquiring Fund approved changing the non-fundamental investment policies pursuant to which, under normal circumstances, the Acquiring Fund must invest at least 80% of its managed assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and may invest no more than 10% of its managed assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s Sub-Adviser. The Board of the Acquiring Fund adopted a new non-fundamental policy for the Acquiring Fund permitting it to invest, under normal circumstances, up to 55% of its managed assets in municipal securities rated, at the time of the investment, Baa/BBB or below, including below-investment-grade municipal securities or unrated securities judged to be of comparable quality by the Fund’s Sub-Adviser. The Boards recognized that under this expanded investment mandate, it was expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated municipal securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund. In addition, the Boards recognized that the Funds currently can invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. The Boards noted that as part of the changes, the Board of the Acquiring Fund has approved a policy of investing, under normal circumstances, 100% of its managed assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals.

Although the Funds have substantially similar investment objectives and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income taxes, and therefore the current principal risks are similar, the Boards recognized that the expanded investment mandate of the Acquiring Fund will create some differences in investment risks in certain respects. The Boards noted that while the Acquiring Fund’s greater allocation to lower rated municipal securities under its expanded investment mandate is expected to result in meaningfully higher net earnings that may support higher common share distributions, the Acquiring Fund may also be exposed to increased credit risk. Further, each Target Fund is subject to alternative minimum tax risk, the risk that all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax. Given the Acquiring Fund’s proposed policy to invest, under normal circumstances, exclusively in municipal securities that at the time of investment generate income exempt from the federal alternative minimum applicable to individuals, this risk will not be a principal risk applicable to an investment in the Acquiring Fund under the new investment mandate.

In addition to evaluating the compatibility of the investment strategies and related risks, the Boards considered the portfolio composition of each Fund and the impact of the Reorganizations and restructuring on each Fund’s portfolio, including the shifts in credit quality as well as any shifts in sector allocations, yield, leverage and leverage costs. The Boards also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund, including the secondary market trading of its shares. The Boards also recognized that each Fund utilizes leverage. If the Reorganizations are approved, the Boards considered that the Funds may sell portfolio securities prior to the closing of the Reorganizations. Similarly, the Acquiring Fund is also expected to buy and sell a portion of its portfolio investments as part of its restructuring and will incur transaction costs. The Boards considered the potential for related gains and losses of such transactions.

In evaluating the Reorganizations and related proposals, the Boards considered the anticipated benefits that the Reorganizations and expanded investment mandate of the Acquiring Fund were intended to provide to common shareholders including, among other things, (a) meaningfully higher net earnings, as a result of the Acquiring Fund’s greater allocation of assets to lower rated securities, that may support higher common share distributions and result in a more attractive yield, which may increase investor appeal and in turn enhance secondary market trading prices of common shares relative to net asset value; (b) increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund; (c) greater liquidity and ease of trading due to substantially more common shares outstanding; (d) lower fund administrative costs (excluding the costs of leverage) as certain fixed costs are spread over a larger asset base, which would partially offset the increase in management fees of the Acquiring Fund; and (e) dividends exempt from the federal alternative minimum tax applicable to individuals.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser and sub-adviser. The portfolio manager of the Acquiring Fund is also the portfolio manager of Municipal Opportunity and will continue to be supported by the same credit team and infrastructure that supports the managers of the Sub-Adviser’s dedicated high yield mandates. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser and substantially similar investment objectives, however, the Acquiring Fund will be following the new expanded investment mandate as noted above.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Total Expenses.    The Boards considered the fees and expense ratios of each of the Funds, including the estimated expenses of the Acquiring Fund following the Reorganizations, the costs of leverage among the Funds and the impact of the Reorganizations on such costs, and the Adviser’s proposed expense waiver.

The Boards reviewed the new proposed Investment Management Agreement of the Acquiring Fund which provides for a higher contractual management fee rate payable at each breakpoint than the contractual fee rate at each comparable breakpoint reflected in each Fund’s current Investment Management Agreement. The Boards recognized that the revised Acquiring Fund’s breakpoint schedule included an additional breakpoint at over $5 billion in assets. The Boards also considered the Adviser’s proposed fee waiver for the one-year period following the closing of the Reorganizations. The Boards recognized that as of the most recent fiscal year end and without giving effect to the fee waiver, the Acquiring Fund’s pro forma expense ratio as a percentage of net assets attributable to common shares (excluding the cost of leverage) would have been higher than the expense ratio of each Fund. Taking the fee waiver into account, the Acquiring Fund’s pro forma expense ratio (excluding the cost of leverage) would have been lower than the expense ratio for only Quality Income. The Boards also recognized that the Acquiring Fund’s larger scale as a result of the Reorganizations was expected to result in lower administrative costs which were anticipated to partially offset any increases in management fees.

In its review, the Boards also reviewed the proposed sub-advisory fee rate for the Acquiring Fund (as a percentage of the Acquiring Fund’s management fee net of applicable waivers and reimbursements) after the restructuring and observed that the sub-advisory fee rate the Adviser pays to the Sub-Adviser under the new Sub-Advisory Agreement would be higher than the sub-advisory fee rate under the current Sub-Advisory Agreement. The Boards recognized that the higher contractual fee rate schedule was intended to reflect the increased level of ongoing credit research and surveillance required under the Acquiring Fund’s expanded investment mandate as well as to standardize the investment management agreements of Nuveen’s municipal closed-end funds.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.     While it is not possible to predict trading levels following the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to increase competitiveness and investor appeal which may enhance secondary market trading prices relative to net asset value as well as provide greater liquidity and ease of trading due to substantially more common shares outstanding.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganizations and the allocation of such costs between each Fund. The Boards noted that the allocation of the costs of the Reorganizations would be based on the relative expected benefits of the Reorganizations and the expanded investment mandate of the combined fund, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, the respective Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust and each of the Target Funds is organized as a Minnesota corporation. In this regard, the Boards recognized that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Board of the Massachusetts Fund differs from that of the Boards of the Minnesota Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. The Boards recognized that the Adviser and the Sub-Adviser will receive additional compensation under the revised fee schedules of the new Investment Management Agreement and new Sub-Advisory Agreement. Other benefits may also include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the independent Board Members, approved the Reorganization(s) involving its Fund, concluding that such Reorganization(s) are in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of April 30, 2015, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.93105458 common shares of the Acquiring Fund issued for each common share of Quality Municipal, approximately 0.96694686 common shares of the Acquiring Fund issued for each common shares of Quality Income and approximately 0.96444246 common shares of the Acquiring Fund issued for each common share of Municipal Opportunity. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Pro Forma Adjustments	Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 1,790 shares outstanding for Acquiring Fund; 3,854 shares outstanding for Quality Income; 6,672 shares outstanding for Municipal Opportunity; and 12,316 shares outstanding for Combined Fund Pro Forma	$179,000,000	$—	$385,400,000	$667,200,000	$—	$1,231,600,000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 2,404 shares outstanding for Quality Municipal; and 2,404 shares outstanding for Combined Fund Pro Forma	$—	$240,400,000	$—	$—	$—	$240,400,000

	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 26,664,130 shares outstanding for Acquiring Fund; 38,436,871 shares outstanding for Quality Municipal; 48,941,182 shares outstanding for Quality Income; 95,610,971 shares outstanding for Municipal Opportunity; and 201,985,735 shares outstanding for Combined Fund Pro Forma	$266,641	$384,369	$489,412	$956,110	$(76,675	)(2)	$2,019,857
Paid-in surplus	372,960,162	537,777,571	675,426,846	1,332,213,420	(2,338,325	)(3)	2,916,039,674
Undistributed (Over-distribution of) net investment income	3,206,364	1,096,759	6,464,597	13,518,819	(12,175,846	)(4)	12,110,693
Accumulated net realized gain (loss)	(6,091,959)	(26,485,853)	(16,640,092)	(14,601,764)	—		(63,819,668)
Net unrealized appreciation (depreciation)	60,158,474	64,897,736	101,175,737	165,770,184	—		392,002,131

Net assets attributable to common shares	$430,499,682	$577,670,582	$766,916,500	$1,497,856,769	$(14,590,846)		$3,258,352,687

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$16.15	$15.03	$15.67	$15.67			$16.13

Authorized shares:
Common	Unlimited	200,000,000	200,000,000	200,000,000			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	1,000,000			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of April 30, 2015, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about December 7, 2015, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.

(2)	Assumes the issuance of 35,786,939, 47,323,517 and 92,211,149 Acquiring Fund common shares in exchange for the net assets of Quality Municipal, Quality Income and Municipal Opportunity, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of April 30, 2015, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.
(3)	Includes the impact of estimated total Reorganization costs of $2,415,000, which will be borne by the Acquiring Fund, Quality Municipal, Quality Income and Municipal Opportunity in the amounts of $365,000, $370,000, $620,000 and $1,060,000, respectively.
(4)	Assumes Quality Income and Municipal Opportunity make net investment income distributions of $2,892,453 and $9,283,393, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $2,415,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganizations. These estimated expenses will be borne by the Acquiring Fund, Quality Municipal, Quality Income and Municipal Opportunity in the amounts of $365,000 (0.08%), $370,000 (0.06%), $620,000 (0.08%) and $1,060,000 (0.07%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of each Target Fund are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of the Target Funds, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Holders of preferred shares of the Target Funds are entitled to assert dissenters’ rights in connection with the Reorganizations of those Funds and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Proxy Statement as Appendix B. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix B. Holders of Target Fund preferred shares should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of Target Fund preferred shares who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights must file a written notice of intent to demand the fair value with the applicable Fund before the Special Meeting. The shareholder must not vote its preferred shares in favor of the Agreement. For this purpose, the “fair value” of the shares means the value of such preferred shares immediately prior to the Closing Date. A written notice of intent to demand the fair value of the Target Fund preferred shares should be submitted to the applicable Target Fund addressed to “Secretary, [FUND NAME], 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against adoption of the Agreement. It should specify the shareholder’s name and mailing address, the number of Target Fund preferred shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s Target Fund preferred shares. Voting against, abstaining from voting or failing to vote on adoption of the Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Target Fund preferred shares of record as of the record date for the Special Meeting, and beneficial owners as of that date who hold Target Fund preferred shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the Target Fund preferred shares that are registered in that shareholder’s name, except where some of the Target Fund preferred shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Target Fund preferred shares that are beneficially owned by another person, the record owner must dissent with respect to all of the Target Fund preferred shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Target Fund preferred shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the Target Fund preferred shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Agreement. A shareholder’s failure to vote against adoption of the Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against adoption of the Agreement or a direction to abstain, the proxy will be voted for adoption of the Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If the shareholders of the Target Funds and the Acquiring Fund approve the Agreement, each Target Fund will send a notice (the “Notice of Procedure”) to all holders of the Fund’s preferred shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes.

In order to receive the fair value of Target Fund preferred shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the Fund’s Reorganization takes effect. A Target Fund may establish contingent liabilities for any preferred shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Closing Date, each Target Fund shall remit to each dissenting holder of the Fund’s preferred shares who has complied with the requirements for asserting dissenters’ rights the amount the Fund estimates to be the fair value of the shares, plus interest and less applicable withholding taxes, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”).

A Target Fund may withhold this payment from a person who was not a holder of the Fund’s preferred shares on the date the Fund’s Reorganization was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Target Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If a Target Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Target Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where a Target Fund is required to pay the fair value of its preferred shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of the Target Fund preferred shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to the applicable Fund of the dissenter’s own estimate of the fair value of the preferred shares, plus interest, within 30 days after the Fund mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by the Target Fund.

Petition; Determination

If a Target Fund receives a demand based on the dissenter’s own estimate of the fair value of the Target Fund preferred shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Fund, or file in court a petition requesting that the court determine the fair value of the preferred shares, plus interest. The petition shall be filed in the county in which the registered office of the applicable Target Fund is located (Hennepin County). The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Target Fund. After filing the petition, the Target Fund shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the Target Fund preferred shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the Target Fund preferred shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of Target Fund preferred shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Target Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of the Target Fund preferred shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against a Target Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that a Target Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, each of K&L Gates LLP (with respect to the VMTP Shares) and Sidley Austin LLP (with respect to the VRDP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares or VRDP Shares, as applicable, received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity of the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders of a Target Fund who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders with respect to the year to be taxable for federal income tax purposes.

In addition, prior to the closing of the Reorganizations, each of the Funds is expected to sell the municipal securities in its portfolio that generate income subject to the federal alternative minimum tax applicable to individuals. To the extent that portfolio securities of a Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses. Gains from such sales will be taxable to a Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated municipal securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund preferred shareholders who hold preferred shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of April 30, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Capital losses to be carried forward	Acquiring Fund	Quality Municipal	Quality Income	Municipal Opportunity
Expiring October 31, 2016	$—	$2,623,034	$—	$—
Expiring October 31, 2017	—	217,918	—	—
Expiring October 31, 2018	—	322,087	—	—
Not subject to expiration	—	17,076,372	7,394,018	5,569,803

Total	$—	$20,239,411	$7,394,018	$5,569,803

A Fund is generally able to carryforward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Net capital losses from taxable years beginning on or prior to December 22, 2010, however, are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments before or after the Reorganizations, including any sales made to take advantage of its ability to hold a greater percentage of lower rated municipal securities, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of a Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of each Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. Each Fund is separately soliciting the votes of its common shareholders through a separate joint proxy statement/prospectus and not through this Proxy Statement. In addition, each of the Acquiring Fund, Quality Income and Municipal Opportunity is separately soliciting the votes of its preferred shareholders through a separate joint proxy statement.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions as well as the effectiveness of the new investment management agreement and new sub-advisory agreement. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Special Meetings, and certain other consents, confirmations and/or waivers from various third parties, including liquidity providers with respect to the outstanding VRDP Shares of Quality Income and Municipal Opportunity, holders of a majority of the Acquiring Fund’s outstanding VRDP Shares and the holder of Quality Municipal’s outstanding VMTP Shares, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust, as amended, are substantially similar to the provisions of each Target Fund’s articles of incorporation, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding.

Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Whenever preferred shares, including VRDP Shares, are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of VRDP Shares to be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each of Quality Income and Municipal Opportunity (previously defined as the “New VRDP Shares”) will be substantially similar, as of the closing of the Reorganizations, to the outstanding Target Fund VRDP Shares for which they are exchanged. The aggregate liquidation preference of each series of New VRDP Shares will equal the aggregate liquidation preference of the corresponding series of Target Fund VRDP Shares immediately prior to the closing of the Reorganizations. In addition, the terms of the New VRDP Shares will be substantially similar to the terms of the Outstanding VRDP Shares of the Acquiring Fund. See “Additional Information About the Acquiring Fund—Description of Outstanding Acquiring Fund VRDP Shares” beginning on page 58.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Each series of New VRDP Shares will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give seven days’ notice on any business day to tender the securities for remarketing. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The Statement of each series of New VRDP Shares generally requires that the Acquiring Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by an entity acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed.

The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase the New VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders and beneficial owners of the New VRDP Shares of the applicable series and will be unconditional and irrevocable, and as such the short-term ratings assigned to the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the applicable series of Target Fund VRDP Shares, subject to periodic extension by agreement with the respective Fund. The initial term of the purchase agreement with the liquidity provider for each series of New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of Target Fund VRDP Shares exchanged therefor.

Prior to the final mandatory redemption date for each series of New VRDP Shares, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the Statement and fee agreement with the liquidity provider for each series of New VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. If the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider with respect to each series of New VRDP Shares, and such failure is not cured by the applicable cure date, the Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the minimum asset coverage requirement. The number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent the Acquiring Fund does a mandatory redemption of any VRDP Shares, the Acquiring Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Each series of New VRDP Shares will have equal priority with each other and the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s Outstanding VRDP Shares, the New VMTP Shares of the Acquiring Fund to be issued in the Reorganization of Quality Municipal and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Description of VMTP Shares to be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of Quality Municipal (previously defined as the “New VMTP Shares”) will be substantially identical, as of the time of the closing of the Reorganization, to the outstanding VMTP Shares of Quality Municipal. The aggregate liquidation preference of the New VMTP Shares received in the Reorganization will equal the aggregate liquidation preference of the Quality Municipal VMTP Shares held immediately prior to the closing of the Reorganization.

Holders of the New VMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares.

The outstanding VMTP Shares for Quality Municipal have a term redemption date of December 1, 2018, unless earlier redeemed or repurchased by Quality Municipal. The Acquiring Fund will be obligated to redeem the New VMTP Shares on December 1, 2018, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends. The New VMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The New VMTP Shares may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends plus, if the New VMTP Shares are redeemed prior to June 1, 2016, an optional redemption premium per share equal to the product of (1) 0.93%, (2) the $100,000 liquidation preference per share and (3) a fraction, the numerator of which is the number of days from (and including) the date of redemption through May 31, 2016 and the denominator of which is the actual number of days from (and including ) May 19, 2015 through May 31, 2016. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the statement establishing and fixing the rights and preferences of the New VMTP Shares, or as otherwise required by applicable law, (1) each holder of the New VMTP Shares will be entitled to one vote for each New VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of the New VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New VMTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Holders of the New VMTP Shares, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VMTP Shares or holders of the New VMTP Shares. In addition, holders of the New VMTP Shares will have certain consent rights under the purchase agreement for the New VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New VMTP Shares also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including the New VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VMTP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VMTP Shares will have equal priority with the other preferred shares of the Acquiring Fund, including the Outstanding VRDP Shares, the New VRDP Shares and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each of Quality Municipal, Quality Income and Municipal Opportunity is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each Target Fund is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a

Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting.    The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of each Target Fund are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of each Target Fund contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of each Target Fund provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on an annual or other less frequent periodic basis at such date and time as the board of directors by resolution shall designate, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each Target Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each Target Fund provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Target Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the articles of incorporation of each Target Fund, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D. ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have substantially similar investment objectives. The investment objectives of the Acquiring Fund, Quality Municipal and Municipal Opportunity are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Quality Income’s primary investment objective is current income exempt from regular federal income tax. Quality Income’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued.

Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, each Target Fund will invest at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of Quality Income, the Adviser). Each Target Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of Quality Income, the Adviser). No more than 10% of the Managed Assets of any Target Fund may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser (or, in the case of Quality Income, the Adviser).

Each Target Fund may currently invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals.

Following the restructuring, under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. Under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Each Fund’s investment objectives and policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B to the Memorandum, attached as Appendix C to this Proxy Statement.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of July 31, 2015, the effective maturity of the portfolio of the Acquiring Fund was 24.87 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General.    The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the

Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Board of Quality Municipal recommends that shareholders vote FOR the approval of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s declaration of trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares and VRDP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VMTP Shares and VRDP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the

Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund currently has outstanding 1,790 VRDP Shares, par value $0.01 per share, with a liquidation preference per share of $100,000 (previously defined as the “Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. The Acquiring Fund initially issued VRDP Shares in a private offering during December 2013. Proceeds of the offering were used to redeem all of the Acquiring Fund’s then-outstanding MuniFund Term Preferred Shares and VMTP Shares. The VRDP Shares were offered to a qualified institutional buyer in a private transaction exempt from registration under the Securities Act.

The Outstanding VRDP Shares have a mandatory redemption date of December 1, 2043, subject to earlier redemption or repurchase by the Fund. See “—Redemption” below.

Under the statement establishing and fixing the rights and preferences of each series for the outstanding VRDP Shares, the Acquiring Fund is permitted to establish, from time to time, special rate periods during which many of the terms of the VRDP Shares set forth in such Statement may be modified. The Outstanding VRDP Shares were issued with an initial special rate period (December 13, 2013 to December 14, 2016, inclusive, subject to early transition or extension). The terms and conditions of Outstanding VRDP Shares summarized below apply during the initial special rate period, and may differ following the expiration of the initial special rate period as provided in statement establishing and fixing the rights and preferences of each series of New VRDP Shares.

The Acquiring Fund will use its reasonable best efforts to establish a subsequent rate period to succeed the initial special rate period that will result in a transition to: (i) a new special rate period, the terms of which are agreed to by the owners of 100% of the Outstanding VRDP Shares as of the expiration of the initial special rate period, which special rate period may be established as an extension of the initial special rate period or a new special rate period, as then so agreed to by the Acquiring Fund and such owners; (ii) a new special rate period with other terms; or (iii) a minimum rate period, in connection with which the Acquiring Fund shall have appointed a liquidity provider and remarketing agent and provided for a purchase obligation as required under and in accordance with the terms statement establishing and fixing the rights and preferences of each series of New VRDP Shares.

The initial special rate period is subject to extension for up to six months in the event that the transition from the initial special rate period to the succeeding subsequent rate period is not successful. During such extension, if any, dividends on the Outstanding VRDP Shares will accumulate at an increased dividend rate, and the Outstanding VRDP Shares will be subject to mandatory redemption by the Acquiring Fund, if the Acquiring Fund has not successfully established a subsequent rate period or redeemed or repurchased all of the Outstanding VRDP Shares prior to the end of the six-month extension period.

Dividends

Holders of Outstanding VRDP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

During the initial special rate period, the dividend rate applicable to any dividend reset period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding VRDP Shares.

Redemption

The Outstanding VRDP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding VRDP Shares on December 1, 2043, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). Outstanding VRDP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared). During the initial special rate period, in the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements

Voting and Consent Rights

Except as otherwise provided in the Acquiring Fund’s declaration of trust, the Statement, or as otherwise required by applicable law, ( i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and ( ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares. In addition, holders of Outstanding VRDP Shares have certain consent rights under the purchase agreement for the Outstanding VRDP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including Outstanding VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the New VMTP Shares and the New VRDP Shares.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Following the Reorganizations, the Acquiring Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares.

Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code and that preferred shareholders of a Target Fund will not recognize gain or loss upon the exchange of their shares, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest, and penalties.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions.

The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Experts

The financial statements of the Acquiring Fund and Quality Municipal appearing in the Funds’ Annual Report for the year ended October 31, 2014 are incorporated herein. The financial statements as of and for the year ended October 31, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and Quality Municipal. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal year ended October 31, 2014, the Board of each of the Acquiring Fund and Quality Municipal, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Acquiring Fund and Quality Municipal for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Acquiring Fund and Quality Municipal and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Acquiring Fund and Quality Municipal.

GENERAL INFORMATION

Outstanding Shares of Quality Municipal

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of Quality Municipal as of September 14, 2015.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Quality Municipal:
Common shares	Unlimited	—	38,406,871
Preferred shares	Unlimited	—	2,404 (VMTP)

The common shares of Quality Municipal are listed and trade on the NYSE under the ticker symbol NQI.

Shareholders of Quality Municipal

As of December 31, 2014, the members of the Board and officers of Quality Municipal as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of Quality Municipal is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to Quality Municipal on or before September 14, 2015. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of September 14, 2015 for each Target Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Quality Municipal— VMTP Shares	Wells Fargo & Company 420 Montgomery Street San Francisco, California 94104	2,404	100.00%	100.00%	16.33%

Expenses of Proxy Solicitation

Preferred shareholders will not bear any costs of the Reorganizations. However, common shareholders of the Funds will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. The total costs of the Reorganizations, which include the cost of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Proxy Statement and all other costs in connection with the solicitation of proxies, are estimated to be $2,415,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $365,000 (0.08%) for the Acquiring Fund, $370,000 (0.06%) for Quality Municipal, $620,000 (0.08%) for Quality Income and $1,060,000 (0.07%) for Municipal Opportunity (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations and the Acquiring Fund’s expanded investment mandate, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and administrative cost savings, if any, to each Fund following the Reorganizations. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2016 annual meeting of shareholders of Quality Municipal, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 4, 2016. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to Quality Municipal’s by-laws, submit such written notice to the Fund by the later of 45 days prior to the 2016 annual meeting or the tenth business day following the date the 2016 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2016 annual meeting of shareholders in August 2016. If all proposals are approved and the Reorganizations are consummated, Quality Municipal will cease to exist and will not hold its 2016 annual meeting. If the Reorganizations are not approved or are not consummated, Quality Municipal will hold its 2016 annual meeting of shareholders, expected to be held in August 2016.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Custodian, Transfer Agent, Dividend Disbursing Agent, and Redemption Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Fiscal Year

The fiscal year end for each Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 9, 2015

The Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of Quality Municipal does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of Quality Municipal entitled to be present and to vote at the Special Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Fund during regular business hours for ten days prior to the date of the Special Meeting.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Special Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of Quality Municipal without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Quality Municipal present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of Quality Municipal that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2015, by and among Nuveen Dividend Advantage Municipal Income Fund, a Massachusetts business trust (the “Acquiring Fund”), and each of Nuveen Quality Municipal Fund, Inc., a Minnesota corporation (“Quality Municipal” or a “Target Fund”), Nuveen Quality Income Municipal Fund, Inc., a Minnesota corporation (“Quality Income” or a “Target Fund”), and Nuveen Municipal Opportunity Fund, Inc., a Minnesota corporation (“Municipal Opportunity” or a “Target Fund” and, together with Quality Municipal and Quality Income, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and, with respect to Quality Municipal, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VMTP Shares”) and, with respect to each of Quality Income and Municipal Opportunity, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares” and, together with the Acquiring Fund VMTP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund VMTP Shares and the Acquiring Fund Common Shares, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares and Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, received by the Target Fund to the holders of common shares and VMTP Shares or VRDP Shares, respectively, of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Directors of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (i) to issue and deliver to such Target Fund (A) the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (B) the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of such Target Fund outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VMTP Shares or VRDP Shares of such Target Fund with respect to which Dissenters’ Rights, as defined in Section 1.2, have been properly exercised) and having substantially identical terms as the VMTP Shares or substantially similar terms as the VRDP Shares of the Target Fund, as applicable, as of the Closing (as defined below), and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to each Target Fund will consist of a separate series, as set forth in Exhibit A hereto, and such series will (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. With respect to each Reorganization, the foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, the dividend or dividends set forth in Section 8.5 and all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund’s Board of Directors or its officers reasonably expect to exist against such Target Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing; provided, however, that if more than one of the Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the applicable Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of such Target Fund’s Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend or dividends set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by holders of VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends will accumulate on the existing VMTP Shares or VRDP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on its VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VMTP Shares of Quality Municipal, such dividends will be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such VMTP Shares of Quality Municipal were exchanged to the holders thereof as of the day immediately preceding the Closing Date. With respect to the existing VRDP Shares of Quality Income and Municipal Opportunity, such dividends will be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. Each Target Fund will retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets will not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), (a) each Target Fund will distribute in complete liquidation of such Target Fund, (i) pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)) and (ii) to

its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity who have properly exercised Dissenters’ Rights with respect to the applicable Target Fund’s Reorganization, one Acquiring Fund VMTP Share or Acquiring Fund VRDP Share, as applicable, received by such Target Fund (together with any Interim Dividends) in exchange for each VMTP Share or VRDP Share of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing; and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Minnesota state law promptly following the Closing and the payment of all dividends and distributions pursuant to, as applicable, Section 1.4, Section 1.5 and Section 8.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the applicable Target Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. The value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders and, in lieu of any such fractional shares, Target Fund Common Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing will occur on December 7, 2015, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. Each Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund will cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        With respect to its common shares and, for Quality Municipal, with respect to its VMTP Shares, each Target Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and, for Quality Municipal, VMTP Shares of such Target Fund and the number and percentage ownership of outstanding common shares and, for Quality Municipal, VMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing. With respect to its VRDP Shares, each of Quality Income and Municipal Opportunity will issue and deliver, or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Target Fund and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Secretary of each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Target Fund VMTP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of October 31, 2014, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2014, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        The unaudited semi-annual financial statements of the Target Fund as of April 30, 2015, and for the six-month period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of April 30, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund that have arisen after such date. For the purposes of this subsection (h), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit B hereto. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(k)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Acquiring Fund VRDP Statement”) or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2014, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2014, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2015, and for the six-month period then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America. and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Each Target Fund will notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days, after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”), one or more proxy statements relating to the Acquiring Fund VMTP Shares to be issued to the Target Fund Preferred Shareholders of Quality Municipal and related matters (the “VMTP Proxy Statement” or a “Proxy Statement”) and one or more proxy statements relating to the Acquiring Fund VRDP Shares to be issued to the Target Fund Preferred Shareholders of Quality Income and Municipal Opportunity and related matters (the “VRDP Proxy Statement” or a “Proxy Statement”). Each Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). Each Registration Statement and Proxy Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH

TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of each Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        Each Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund will have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common and preferred shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein, will have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund VRDP Statement.

8.2        As of the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents, or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund VRDP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund VRDP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        Each Target Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation, By-Laws or Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization will have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VMTP Shares of Quality Municipal or VRDP Shares of Quality Income or Municipal Opportunity who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by K&L Gates LLP with respect to such issue for the Acquiring Fund VMTP Shares and on the opinion delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue for the Acquiring Fund VRDP Shares.

8.9        The new Investment Management Agreement between the Adviser and the Acquiring Fund and the new Sub-Investment Advisory between the Adviser and Nuveen Asset Management, LLC with respect to the Acquiring Fund, each as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shall have been approved by the shareholders of the Acquiring Fund.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each

Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of the Acquiring Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of the Acquiring Fund, as provided in such Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN QUALITY MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN MUNICIPAL OPPORTUNITY FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Quality Municipal	VMTP Shares, Series 2018 $100,000 liquidation preference per share	VMTP Shares, Series 2018 $100,000 liquidation preference per share
	Term Redemption Date: December 1, 2018	Term Redemption Date: December 1, 2018

Quality Income	VRDP Shares, Series 1 $100,000 liquidation preference per share	VRDP Shares, Series 2 $100,000 liquidation preference per share
	Final Mandatory Redemption Date: December 1, 2040	Final Mandatory Redemption Date: December 1, 2040

Municipal Opportunity	VRDP Shares, Series 1 $100,000 liquidation preference per share	VRDP Shares, Series 3 $100,000 liquidation preference per share
	Final Mandatory Redemption Date: December 1, 2040	Final Mandatory Redemption Date: December 1, 2040

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EXHIBIT B

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Quality Municipal	200,000,000	1,000,000

Quality Income	200,000,000	1,000,000

Municipal Opportunity	200,000,000	1,000,000

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APPENDIX B

MINNESOTA STATUTES—RIGHTS OF DISSENTING SHAREHOLDERS

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)        unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)        alters or abolishes a preferential right of the shares;

(2)        creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)        alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)        excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)        eliminates the right to obtain payment under this subdivision;

(b)        a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)        a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)        a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)        a plan of conversion is adopted by the corporation and becomes effective;

(f)        an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or

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(g)        any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)        A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)        If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)        Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)        The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)        The applicability of clause (1) is determined as of:

(i)        the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)        the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)        Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by

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the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)        “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)        “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)        “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)        the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

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(2)        any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)        a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)        a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)        In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)        the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)        an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)        a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)        The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)        If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest,

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within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)        If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)        The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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APPENDIX C

CONFIDENTIAL INFORMATION MEMORANDUM

Copy No.

Strictly Confidential

$240,400,000

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

2,404 SHARES SERIES 2018

LIQUIDATION PREFERENCE $100,000 PER SHARE

This Information Memorandum is provided for information purposes in connection with the issuance of up to 2,404 Variable Rate MuniFund Term Preferred Shares, Series 2018 (the “VMTP Shares”), of Nuveen Dividend Advantage Municipal Income Fund (the “Fund”) in connection with the reorganization of Nuveen Quality Municipal Fund, Inc. (“Quality Municipal”) into the Fund (the “Quality Municipal Reorganization”). Each VMTP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

This Information Memorandum is being provided exclusively to holders of Variable Rate MuniFund Term Preferred Shares of Quality Municipal (“Quality Municipal VMTP Shares”) as of September 14, 2015. At the closing of the Quality Municipal Reorganization, Quality Municipal will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of Quality Municipal. Quality Municipal will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of Quality Municipal VMTP Shares will receive on a one-for-one basis VMTP Shares of the Fund in exchange for their Quality Municipal VMTP Shares held immediately prior to the Quality Municipal Reorganization.

The terms of the VMTP Shares to be issued in the Quality Municipal Reorganization will be substantially identical, as of the time of the closing of the Quality Municipal Reorganization, to the outstanding Quality Municipal VMTP Shares for which they will be exchanged. The preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the VMTP Shares are set forth in the Fund’s Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares attached hereto as Appendix A and incorporated herein by reference (the “Statement”). Certain consents and other covenants will be set forth in a Purchase Agreement between the Fund and the initial holder of the VMTP Shares (the “VMTP Purchase Agreement”). Any capitalized terms used but not defined herein shall have the meaning given in the Statement. Each prospective holder of the VMTP Shares is strongly cautioned to review the Statement and the VMTP Purchase Agreement in their entirety for a complete description of all terms applicable to the VMTP Shares. The summary description of the VMTP Shares set forth below does not purport to be a complete description of all terms applicable to the VMTP Shares.

Investing in VMTP Shares involves risks. See “Risks” beginning on page 3.

The securities offered hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the securities are being offered and sold only to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to transfer restrictions. See “Notice to Investors” and “Plan of Offering.”

The date of this Information Memorandum is October 23, 2015

It is expected that the VMTP Shares will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company (“DTC”), on or about the closing date of the Quality Municipal Reorganization.

The Fund.    The Fund is a diversified, closed-end management investment company. The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The VMTP Shares.    The terms of the VMTP Shares to be issued pursuant to the Quality Municipal Reorganization will be substantially identical, as of the time of closing of the Quality Municipal Reorganization, to the terms of the outstanding Quality Municipal VMTP Shares for which they will be exchanged, including the same:

•	dividend rate and dividend rate determination method, including applicable spread adjustments;

•	mandatory and optional redemption terms, including the same term redemption date;

•	voting and consent rights;

•	registration rights; and

•	information delivery requirements.

The terms of the VMTP Shares are further summarized below. The specific preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and conditions of redemption of the VMTP Shares are contained in the Statement attached hereto as Appendix A.

As of August 24, 2015, the Fund had 1,790 Variable Rate Demand Preferred Shares outstanding (the “Outstanding VRDP Shares”). Additionally, upon the closing of the concurrent reorganization of Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”) and Nuveen Municipal Opportunity Fund, Inc. (“Municipal Opportunity”) into the Fund (together with the Quality Municipal Reorganization, the “Reorganizations” and each, a “Reorganization”), the Fund will issue an additional 10,526 Variable Rate Demand Preferred Shares in two series (the “New VRDP Shares” and, together with the Outstanding VRDP Shares, the “VRDP Shares”). The VMTP Shares will have equal priority with the Fund’s other preferred shares outstanding from time to time, including the VRDP Shares, with respect to the payment of dividends by the Fund and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Quality Municipal, Quality Income and Municipal Opportunity are referred to herein as the “Target Funds” and each, a “Target Fund.”

Dividend Rate.    The dividend rate for the VMTP Shares is determined with respect to Rate Periods that will generally commence on a Thursday and end on the following Wednesday when a new Index Rate (as defined below) is published. The “Index Rate” for any such Rate Period will be the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index made available at 3:00 p.m., New York City time, on the day immediately preceding the beginning of such Rate Period. If the day immediately preceding a Rate Period is not a Business Day (meaning any day (a) other than a day on which commercial banks in the City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed), that Rate Period will begin on the next Business Day on which such index is next made available but the end date of such Rate Period will not be adjusted. The dividend rate for any Rate Period will be equal to the Index Rate plus the “Applicable Spread.” The Applicable Spread will initially be the same as the Applicable Spread for the Quality Municipal VMTP Shares held immediately prior to the closing of the Quality Municipal Reorganization and is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the VMTP Shares by a rating agency providing a credit rating for the VMTP Shares at the request of the Fund as described below, provided that the dividend rate will in no event exceed 15% per annum. The applicable dividend rate of the VMTP Shares is referred to herein as the “Dividend Rate.” See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to the applicable Dividend Rate.

Applicable Spread Adjustments.    As noted above, the Applicable Spread will initially be the same as the Applicable Spread for the Quality Municipal VMTP Shares held immediately prior to the closing of the Quality Municipal Reorganization but will adjust based on the highest applicable credit rating most recently assigned to the VMTP Shares by Fitch Ratings Inc., part of the Fitch Group (“Fitch”), or any additional or different rating agency providing a long-term credit rating on the VMTP Shares and which is designated a “Rating Agency” as provided in the Statement. Any such adjustment to the per annum percentage will be set forth opposite such assigned rating in the table below:

Long-Term Ratings*
Fitch	Applicable Spread**
AAA to AA	0.93%
AA-	1.13%
A+	1.33%
A	1.53%
A-	1.73%
BBB+	2.63%
BBB	2.78%
BBB-	2.93%

*	And/or the equivalent ratings of an Other Rating Agency then rating the VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the VMTP Shares.
**	Unless an Increased Rate Period is in effect and continuing, in which case the Applicable Spread will be 5.93% per annum for such period.

The Applicable Spread will increase to 5.93% per annum for a Rate Period (an “Increased Rate Period”) if on the first day of such Rate Period, (A) the Fund has failed to deposit with State Street Bank and Trust Company, as Redemption and Paying Agent for the VMTP Shares (the “Redemption and Paying Agent”) by 12:00 noon, New York City time, on a Dividend Payment Date for such VMTP Shares, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such VMTP Shares payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended in the manner required by the Statement on or prior to such first day; (B) the Fund has failed to deposit with the Redemption and Paying Agent for the VMTP Shares by 12:00 noon, New York City time, on an applicable Redemption Date for such VMTP Shares, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such VMTP Shares on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended in the manner required by the Statement on or prior to such first day; (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to the VMTP Shares pursuant to the Statement other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to the VMTP Shares; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VMTP Shares do not qualify as equity in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund. A “Ratings Event” will be deemed to exist with respect to the VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade (as defined in the Statement). No Increased Rate Period for the VMTP Shares with respect to any Dividend Default or Redemption Default will be deemed to have commenced if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Index Rate plus 5.93% per annum, applied to the amount and period of such non-payment on the VMTP Shares.

Dividend Payments.    The holders of VMTP Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees of the Fund (the “Board”) out of funds legally available for payment, cumulative cash dividends and other distributions on each such VMTP Share at the applicable Dividend Rate for such VMTP Shares, calculated as set forth in the Statement. Dividends and other distributions on the VMTP Shares will accumulate from the Date of Original Issue with respect to such VMTP Shares, which will be the closing date of the Quality Municipal Reorganization. The “Dividend Period” for the VMTP Shares will generally be a calendar month and the “Dividend Payment Date” in respect of each Dividend Period is the first Business Day following the end of such Dividend Period, except that the first Dividend Period on the VMTP Shares will begin on the Date of Original Issue and end on (and include) the last calendar day of the month in which the Date of Original Issue occurred. The amount of dividends per share payable on the VMTP Shares on any Dividend Payment Date will equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Rate Period (or part thereof) will be computed by (i) multiplying the Dividend Rate in effect for the VMTP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the actual number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year in which such Rate Period (or such part thereof) occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a VMTP Share ($100,000). Dividends on VMTP Shares with respect to any Dividend Period will be declared to the holders of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period. Dividends on VMTP Shares will be paid on each Dividend Payment Date for such VMTP Shares to the holders of shares of such VMTP Shares as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). See “Dividends and Distributions” and the related definitions in the Statement for additional information relating to dividend payments.

Term Redemption.    The Fund is required to redeem all outstanding VMTP Shares on December 1, 2018, unless earlier redeemed or repurchased by the Fund, at a redemption price equal to the sum of the $100,000 Liquidation Preference per VMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but without interest thereon) to (but excluding) the redemption date. See “Redemption—Term Redemption” in the Statement for additional information relating to the term redemption of the VMTP Shares.

Optional Redemption.    The VMTP Shares are subject to optional redemption in whole or in part at the option of the Fund on any Business Day (as defined above) (i) prior to June 1, 2016, at a redemption price equal to the sum of the $100,000 Liquidation Preference per VMTP Share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) from and including the date of original issue to (but excluding) the redemption date plus an optional redemption premium per share equal to the product of (a) 0.93% and (b) the $100,000 Liquidation Preference per share, and (c) a fraction, the numerator of which is the number of days from and including the date of redemption to and including May 31, 2016 and the denominator of which is the actual number of days from and including the Date of Original Issue to and including May 31, 2016 and (ii) on or after June 1, 2016 at a redemption price equal to the sum of the $100,000 Liquidation Preference per share plus an amount equal to all accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but without interest thereon) to (but excluding) the redemption date. See “Redemption—Optional Redemption” in the Statement for additional information relating to the optional redemption of the VMTP Shares.

Asset Coverage Mandatory Redemption.    If the Fund fails to have Asset Coverage (as defined in the Statement) of at least 225% as of the close of business on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of 30 calendar days following such Business Day, the Fund will proceed to redeem Preferred Shares (as defined in the Statement) equal to the lesser of (i) the minimum number of Preferred Shares that will result in the Fund having Asset Coverage of at least 225% and (ii) the maximum number of Preferred Shares that can be redeemed out of monies expected to be legally available; and, at the Fund’s sole option, the Fund may redeem a number of Preferred Shares that will result in the Fund having Asset Coverage of up to and including 250%. The Preferred Shares to be redeemed may include at the Fund’s sole option any number or proportion of VMTP Shares. If VMTP Shares are redeemed, such shares will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) from and including the date of original issue to (but excluding) the date fixed for such redemption. See “Redemption—Asset Coverage Mandatory Redemption” in the Statement for additional information relating to the Asset Coverage Mandatory Redemption.

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Effective Leverage Ratio Mandatory Redemption.    If the Effective Leverage Ratio (as defined in the Statement and as modified by the VMTP Purchase Agreement with respect to Wells Fargo Bank, National Association, including its successors by merger or operation of law (the “Purchaser”), in its capacity as the initial purchaser of the VMTP Shares) of the Fund exceeds 45% as of the close of business on any Business Day on which such ratio is required to be calculated and such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined, the Fund will cause the Effective Leverage Ratio not to exceed 45% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (B) proceeding with redeeming a sufficient number of Preferred Shares, which at the Fund’s sole option may include any number or proportion of VMTP Shares, in accordance with the terms of such Preferred Shares, or (C) engaging in any combination of the actions contemplated by (A) and (B) above. Any VMTP Shares so redeemed will be redeemed at a redemption price equal to their $100,000 Liquidation Preference per share plus accumulated but unpaid dividends and other distributions thereon (whether or not declared, but excluding interest thereon) to (but excluding) the date fixed for such redemption. Notwithstanding the foregoing, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio is only required not to exceed 46% on such Business Day. See “Redemption—Effective Leverage Ratio Mandatory Redemption” in the Statement for additional information relating to the Effective Leverage Ratio Mandatory Redemption.

Information Requirements.    The Purchaser is entitled to receive various information concerning the Fund pursuant to the VMTP Purchase Agreement, as described under the heading “Covenants of the Issuer—Information.” In particular, the Purchaser is entitled to receive, on the fifteenth and last day of each month (i) reports of portfolio holdings of the Fund and (ii) a report on the Fund’s Asset Coverage, Effective Leverage Ratio, and the floating rate securities of tender option bond (“TOB”) trusts for which the Fund owns the inverse floating rate certificates. Prior to any registration of the VMTP Shares under the Securities Act, a permitted transferee of such VMTP Shares will have the right to receive such information upon satisfying certain conditions. A fee is payable to the Purchaser if these reports have not been timely delivered and such failure is not cured within three (3) Business Days after notification of such failure is provided by such purchaser. Also, in the event of such a failure, such purchaser has the right to calculate the Effective Leverage Ratio for the VMTP Shares based on the securities holdings contained in the most recent reports provided and current market prices at the time of calculation.

Voting and Consent Rights.    Except as otherwise provided in the Fund’s Declaration of Trust (the “Declaration”), the VMTP Statement, or as otherwise required by applicable law, (i) each holder of VMTP Shares is entitled to one vote for each VMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of VMTP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including VMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including VMTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VMTP

Shares or holders of VMTP Shares. In addition, holders of VMTP Shares have certain consent rights under the VMTP Purchase Agreement with respect to certain actions that would affect their investment in the Fund. Holders of VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VMTP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Investment Strategies.    At present, as a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its Managed Assets in investment-grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the sub-adviser to the Fund. As a non-fundamental policy, the Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Sub-Adviser. As a non-fundamental policy, no more than 10% of the Managed Assets of the Fund may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Sub-Adviser. The Fund may currently invest without limit in securities that generate income subject to the federal alternative minimum tax applicable to individuals. These investment policies are substantially similar to those of each Target Fund.

As described in the Proxy Statement, dated October 23, 2015, relating to Quality Municipal’s special meeting of shareholders, as filed with the SEC (the “Proxy Statement”), the proposed Reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, eliminating overlapping investment mandates of the funds and differentiating the investment strategies of the funds by credit profile and emphasis on securities that generate income exempt from the federal alternative minimum tax applicable to individuals. The Board of Trustees (the “Board”) of the Fund approved the Reorganizations. As part of this initiative, the Board of the Fund also approved the following proposals: (1) certain changes to the non-fundamental investment policies of the Fund, which provide an expanded investment mandate that permits the Fund to invest up to 55% of its Managed Assets in lower rated municipal securities and require the Fund to invest exclusively in municipal securities that generate income exempt from the federal alternative minimum tax applicable to individuals; (2) a new investment management agreement and a new sub-advisory agreement with higher fees that reflect the increased level of credit research and surveillance resulting from the expanded investment mandate; and (3) a change of the name of the Fund to “Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund.” These proposals will take effect immediately following the closing of the Reorganizations.

Following the restructuring, as a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental policy, under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. These changes to the Fund’s non-fundamental investment policies will result in the Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due. In addition, the Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Fund’s preferred shares. See “Risks” beginning on page 3 for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

Tax Exemption.    The dividend rate for VMTP Shares assumes that each month’s distribution is comprised solely of dividends exempt from regular federal income taxes. From time to time, the Fund may be required to allocate capital gains and/or ordinary income to a given month’s distribution on VMTP Shares. To the extent that it does so, the Fund will use commercially reasonable efforts to contemporaneously either (i) adjust the Dividend Rate so as to pay, or (ii) make a separate, supplemental distribution of, in either case an amount that, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income in the monthly distribution, is intended to make the distributions equal on an after-tax basis (determined based upon the maximum marginal federal income tax rate taking into account Section 1411 of the Internal Revenue Code of 1986, as amended (the “Code”), in effect at the time of such payment) to the amount of the monthly distribution if it had been entirely comprised of dividends exempt from regular federal income taxes. Alternatively, where such commercially reasonable efforts do not reasonably permit the Fund to effect a payment or distribution as described in the preceding sentence, the Fund will satisfy the requirement to allocate capital gains or ordinary income to VMTP Shares by making a supplemental distribution of such gains or income to holders of VMTP Shares, over and above the monthly dividend. If, in connection with a redemption of VMTP Shares, the Fund allocates capital gains or ordinary income to a distribution on VMTP Shares without having made either a contemporaneous adjustment of the Dividend Rate or supplemental distribution of an additional amount or an alternative supplemental distribution of capital gains and/or ordinary income, it will cause an additional amount to be distributed to holders of VMTP Shares whose interests are redeemed, which amount, when combined with the total amount of regular tax-exempt income, capital gains and ordinary income allocated in the distribution, is intended to make the distribution and the additional amount equal on an after-tax basis (determined based upon the maximum marginal federal income tax rate taking into account Section 1411 of the Code in effect at the time of such payment) to the amount of the distribution if it had been entirely comprised of dividends exempt from regular federal income tax. Investors should consult with their own tax advisors before making an investment in the VMTP Shares. See “Federal Income Tax Matters.”

Priority of Payment.    VMTP Shares will be senior securities that represent stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. VMTP Shares will have equal priority with the Fund’s other preferred shares outstanding from time to time, including the Fund’s VRDP Shares, as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund may issue additional preferred shares on parity with VMTP Shares, subject to certain limitations as set forth in the Statement and (prior to any registration for sale of the VMTP Shares under the Securities Act) certain consent rights of the holders of more than 50% of any of the outstanding VMTP Shares as set forth in the VMTP Purchase Agreement. The Fund may not issue additional classes of shares that are senior to VMTP Shares or that are senior to other outstanding preferred shares of the Fund as to payments of dividends or as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund, as a fundamental policy, may not issue debt securities that rank senior to the VMTP Shares other than for temporary or emergency purposes. In addition, as a fundamental policy, the Fund may not borrow money, except from banks for temporary or emergency purposes, or for repurchase of its shares, subject to certain restrictions. The VMTP Purchase Agreement limits such borrowings for temporary purposes to not more than 5% of the Fund’s assets and a term of not more than 60 days. Any such debt securities or borrowings by the Fund will be senior to the VMTP Shares. See “Investment Restrictions” in this Information Memorandum, “Issuance of Additional Preferred Shares” in the Statement and “Miscellaneous—Consent Rights of the Majority Participants to Certain Actions” in the VMTP Purchase Agreement.

Transfer Restrictions.    The VMTP Shares are subject to substantial restrictions on transfer. See “Transfers” in the Statement and the description of such transfer restrictions in this Information Memorandum for additional information on these transfer restrictions.

Term Redemption Liquidity Account and Liquidity Requirement.    On or prior to June 1, 2018 (the “Liquidity Account Initial Date”), the Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Deposit Securities (as defined in the Statement) or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), A- by Fitch or an equivalent rating by any other NRSRO (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value (as defined in the Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such VMTP Shares. The “Term Redemption Amount” for VMTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of VMTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for VMTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Fund will cause the custodian and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”) to take all such necessary actions, including segregating assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account

Investments with respect to the VMTP Shares, Nuveen Asset Management on behalf of the Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the VMTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will not be less than the percentage of the Term Redemption Amount for the VMTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of described below:

Number of Months Preceding Month of Term Redemption Date	Value of Deposit of Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares on the Term Redemption Date, the requirement of the Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Eligible Assets.    In the VMTP Purchase Agreement, the Fund has represented that, as of the Date of Original Issue, the Fund owns only Eligible Assets. “Eligible Assets” means the instruments described in Exhibit C to the VMTP Purchase Agreement, which exhibit may be amended from time to time with the prior written consent of the Purchaser, in which the Fund may invest. In addition, the

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Fund has covenanted in the VMTP Purchase Agreement to only make investments in Eligible Assets, in accordance with the Fund’s investment objectives and the investment policies set forth in this Information Memorandum.

Registration Rights.    The holders of a majority of the outstanding VMTP Shares at the time in question have the right to demand the registration under the Securities Act of all or a portion of the VMTP Shares pursuant to a Registration Rights Agreement with the Purchaser, which is attached hereto as Appendix C (the “Registration Rights Agreement”). The failure of the Fund to fulfill certain obligations under the Registration Rights Agreement will give rise to a fee payable to the Purchaser as described the VMTP Purchase Agreement.

Redemption and Paying Agent.    The redemption and paying agent for the VMTP Shares is State Street Bank and Trust Company, Canton, Massachusetts.

Investment Adviser and Sub-Adviser.    Nuveen Fund Advisors is responsible for determining the Fund’s overall investment strategies and their implementation. Nuveen Asset Management serves as the Fund’s sub-adviser and oversees the day-to-day operations of the Fund.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. Prospective investors should read this Information Memorandum, which sets forth concisely the information about the Fund that a prospective investor ought to know before deciding whether to invest.

THE VMTP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE FUND’S INVESTMENT ADVISER, NUVEEN ASSET MANAGEMENT, OR THE REDEMPTION AND PAYING AGENT.

This Information Memorandum is furnished by the Fund on a confidential basis in connection with an offering exempt from registration under the Securities Act, solely for the purpose of enabling a holder(s) of Quality Municipal VMTP Shares to consider an investment in the securities offered hereby. The information contained or incorporated by reference in this Information Memorandum has been provided solely by the Fund and other sources identified herein.

The VMTP Shares have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities laws. Accordingly, the securities are being offered and sold only to qualified institutional buyers in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. Prospective purchasers are hereby notified that sellers of the securities offered hereby may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. For certain restrictions on resales, see “Notice to Investors.” It is unlikely that a market will develop for the securities offered hereby.

Prospective investors are hereby offered the opportunity, prior to acquiring any securities, to ask questions and receive answers concerning the terms and conditions of the offering of the VMTP

Shares and to obtain from the Fund additional information, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained herein or provided pursuant hereto.

The VMTP Shares have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”), or any state securities commission or regulatory authority, nor have the foregoing authorities reviewed this Information Memorandum or confirmed the accuracy or determined the adequacy of this Information Memorandum. Any representation to the contrary is a criminal offense.

This Information Memorandum is personal to the offeree and has been prepared solely for use in connection with the offering of the securities and does not constitute an offer to any other person or to the public generally to subscribe for or otherwise acquire the securities. Distribution of this Information Memorandum to any person other than the offeree and those persons, if any, retained to advise such offeree with respect to the offer and sale of the VMTP Shares is not authorized, and any disclosure of any of its contents is prohibited. Each offeree, by accepting delivery of this Information Memorandum, agrees to the foregoing and agrees to make no copies of this Information Memorandum.

The VMTP Shares will be issued in book-entry form, as global securities (the “Global Securities”). The Global Securities will be deposited with, or on behalf of DTC and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the Global Securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to the “VMTP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement.”

This Information Memorandum contains information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which are attached or otherwise available on a confidential basis to prospective investors) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum and the offering of the securities in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the VMTP Shares or the circulation or distribution of this Information Memorandum or any offering material in relation to the Fund or the securities in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE RELIED UPON ALONE AS THE BASIS FOR AN INVESTMENT DECISION. IN MAKING AN INVESTMENT DECISION, PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN VMTP SHARES FOR THE ENTIRE TERM OF THE SECURITIES.

NEITHER THE FUND NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION TO ANY OFFEREE OR PURCHASER OF VMTP SHARES REGARDING THE LEGALITY OF INVESTMENT THEREIN BY SUCH OFFEREE OR PURCHASER UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO LEGAL, BUSINESS AND TAX ADVICE. INVESTMENT IN THE VMTP SHARES MAY NOT BE SUITABLE FOR ALL RECIPIENTS OF THIS INFORMATION MEMORANDUM.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective investor (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective investor relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective investors regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and some or all of the assumptions underlying any projections, forecasts or estimates may not materialize or may vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities, changes in the tax treatment of municipal securities, the funding and solvency of the governmental and municipal issuers of municipal securities, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

TABLE OF CONTENTS

(continued)

You should rely only on the information contained in or incorporated by reference into this Information Memorandum. We have not authorized anyone to provide you with information different from that contained in this Information Memorandum. We are offering the VMTP Shares only in jurisdictions where offers and sales are permitted. The information contained in this Information Memorandum is accurate only as of the date of this Information Memorandum, regardless of the time of delivery of this Information Memorandum or any sale of VMTP Shares.

NOTICE TO INVESTORS

Each purchaser of the VMTP Shares offered hereby, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund as follows:

(1)        It understands and acknowledges that the securities are “restricted securities” and have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with the conditions for transfer set forth in paragraph (5) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that neither the Fund nor any person representing the Fund has made any representation to it with respect to the Fund or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities and information delivered or made available to it in response to its questions, due diligence, and requests for information. Further, no representation is made regarding the VMTP Shares or the advisability of investing in VMTP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund.

(4)        It is purchasing the VMTP Shares for its own account for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property be at all times within its control and subject to its ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act.

(5)        In the VMTP Purchase Agreement, the Purchaser has agreed, and each subsequent holder or owner of the VMTP Shares will be required to agree, to offer, sell or otherwise transfer such securities only to (1)(i) Persons that it reasonably believes are QIBs that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, or entities that are 100% direct or indirect subsidiaries of banks’ publicly traded parent holding companies (collectively, “Banks”), insurance companies or registered open-end management investment companies, in each case, pursuant to Rule 144A or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act, (ii) TOB trusts in which all investors are Persons that the Purchaser reasonably believes are QIBs that are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (iii) other investors with the prior written consent of the Fund and (2) unless the prior written consent of the Fund and the Majority Participants has been obtained, not Nuveen Persons (as defined in the VMTP Purchase Agreement) if such Nuveen Persons would, after such sale and transfer, own more than 20% of the Outstanding VMTP Shares. The foregoing restrictions on transfer do not apply to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such registered VMTP Shares.

(6)        Each purchaser acknowledges that each certificate representing VMTP Shares (unless sold to the public in an underwritten offering of such VMTP Shares pursuant to a registration statement filed under the Securities Act) will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY ONLY TO (l)(A) A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT IS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES, IN EACH CASE, IN AN OFFER AND SALE MADE PURSUANT TO RULE 144A OR ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN A MANNER NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF SECTION 4(a)(2) OF THE SECURITIES ACT; (B) A TENDER OPTION BOND TRUST IN WHICH ALL INVESTORS ARE PERSONS THE HOLDER REASONABLY BELIEVES ARE QUALIFIED INSTITUTIONAL BUYERS THAT ARE REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANIES, THE SHARES OF WHICH ARE TRADED ON A NATIONAL SECURITIES EXCHANGE, BANKS, ENTITIES THAT ARE 100% DIRECT OR INDIRECT SUBSIDIARIES OF BANKS’ PUBLICLY TRADED PARENT HOLDING COMPANIES, INSURANCE COMPANIES OR REGISTERED OPEN-END MANAGEMENT INVESTMENT COMPANIES; OR (C) A PERSON THAT THE ISSUER OF THE SECURITY HAS APPROVED IN WRITING TO BE THE HOLDER OF THE SECURITY AND (2) UNLESS THE PRIOR WRITTEN CONSENT OF THE ISSUER OF THE SECURITY AND HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VMTP SHARES IS OBTAINED, NOT A NUVEEN PERSON (AS DEFINED IN THE PURCHASE AGREEMENT BETWEEN THE ISSUER OF THE SECURITY AND WELLS FARGO BANK, NATIONAL ASSOCIATION), IF SUCH NUVEEN PERSON WOULD, AFTER SUCH SALE AND TRANSFER, OWN MORE THAN 20% OF THE OUTSTANDING VMTP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF VMTP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE VMTP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH VMTP SHARES BY THE TRANSFEREE.

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(7)        It acknowledges that the Fund and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

RISKS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in VMTP Shares. The section below does not describe all of the risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impact the Fund. See also “The Fund’s Investments” and “Investment Restrictions.”

Risks of Investing in VMTP Shares

Dividend Rate Risk—VMTP Shares.    The VMTP Shares are variable dividend rate securities. Such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities generally will not increase in value if interest and dividend rates decline.

Risks Related to SIFMA Municipal Swap Index.    The Dividend Rate on the VMTP Shares is based on the weekly SIFMA Municipal Swap Index plus an applicable spread that is determined based on the long-term credit rating of the VMTP Shares. The SIFMA Municipal Swap Index is affected by factors that may affect other interest or dividend rates and rate indexes differently, including the following:

•

Marginal Tax Rates.    As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the level of SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

•

Tax-Exempt Status of Municipal Securities.    Changes in the tax-exempt status of municipal securities may also affect the level of SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the level of SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates.

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•

Tax Treatment of Comparable Securities.    Changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely impact market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

•

Creditworthiness of Municipal Securities.    Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

•

Supply and Demand for Municipal Securities; Remarketing Practices.    In addition to the creditworthiness of municipal securities, other factors can affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

•

Yield Compression.    As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the level of SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

Discontinuation or Modification of the SIFMA Municipal Swap Index.    The SIFMA Municipal Swap Index was created by SIFMA and is produced by Municipal Market Data, a Thomson Financial Services Company (“MMD”). SIFMA and/or MMD may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, SIFMA and/or MMD may alter, discontinue or suspend calculation or dissemination of the SIFMA Municipal Swap Index. SIFMA and MMD have no obligation to consider the interests of the holders of the VMTP Shares in calculating, revising or discontinuing the SIFMA Municipal Swap Index. In the event that the SIFMA Municipal Swap Index is no longer published, the Dividend Rate will be based on the S&P Municipal Bond 7 Day High Grade Rate Index. If the S&P Municipal Bond 7 Day High Grade Rate Index is no longer published, the Board may in good faith select another reasonably comparable index as a replacement subject to approval of a majority of holders of the VMTP Shares as set forth in the VMTP Purchase Agreement. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Rate Index or such other comparable index selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the SIFMA Municipal Swap Index is currently proposed to measure.

No Public Trading Market and Restrictions on Transfer.    The VMTP Shares are a new issue of securities and there is currently no established trading market for such shares. The Fund does not

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intend to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The Fund has not registered, and does not intend to register, the VMTP Shares under the Securities Act, except in connection with the rights conferred by the Registration Rights Agreement. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons that are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. Furthermore, pursuant to the terms and conditions of the Statement, unless otherwise permitted by the Fund, the VMTP Shares may only be purchased by and sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act that are (a) Closed-End Funds, Banks, insurance companies or registered open-end management investment companies or (b) TOB trusts in which all investors are Closed-End Funds, Banks, insurance companies or registered open-end management investment companies. See the terms and conditions in the Statement under the heading “Transfers.” Such restrictions on transfer of the VMTP Securities may further limit their liquidity. If at any time the Fund is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A under the Securities Act, the Fund will furnish, or cause to be furnished, to VMTP shareholders and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A under the Securities Act. See “Available Information.”

Ratings Risk.    The Fund expects that, at issuance, the VMTP Shares will be rated at a certain minimum level by a Rating Agency designated by the Board, and that such rating will be a requirement of issuance of such shares by the holders of the VMTP Shares pursuant to the VMTP Purchase Agreement. There can be no assurance that the VMTP Shares will receive any particular rating from Fitch, or that any such rating will be maintained at the level originally assigned through the term of VMTP Shares. In the event that Fitch does not issue a rating on the VMTP Shares at all or at the minimum level required, the issuance and sale of VMTP Shares in this offering may not be completed. Ratings do not eliminate or mitigate the risks of investing in VMTP Shares. A rating issued by a Rating Agency (including Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security (in this case, VMTP Shares). In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the Rating Agency’s ability to react in a timely manner to changes in an issuer’s circumstances (in this case, the Fund) that could influence a particular rating. A Rating Agency downgrade of the VMTP Shares that results in an increase in the Dividend Rate may make VMTP Shares less liquid in the secondary market. There can be no assurance that any Rating Agency will not alter its rating criteria, resulting in a downgrade of ratings, which could further adversely affect the value and liquidity of the VMTP Shares.

Early Redemption Risk.    The Fund may voluntarily redeem VMTP Shares or may be forced to redeem VMTP Shares to meet regulatory requirements and the asset coverage and effective leverage requirements of the VMTP Shares. Such redemptions may be at a time that is unfavorable to holders of VMTP Shares. The Fund may voluntarily redeem VMTP Shares before the Term Redemption Date to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Dividend Rate on VMTP Shares. See “Redemption—Optional Redemption” in the Statement for additional information relating to early redemption.

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Tax Risk.        To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions (including underlying distributions attributable to tax-exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The value of VMTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from VMTP Shares are generally not expected to be subject to regular federal income tax or the federal alternative minimum tax applicable to individuals, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt treatment of dividends on VMTP Shares. Although the Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals following the Reorganizations, a portion of the dividends from VMTP Shares may be subject to the federal alternative minimum tax. In addition, the Fund is relying on an opinion of special tax counsel that the VMTP Shares will quality as equity in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VMTP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) and other governmental taxing authorities could assert a contrary position—meaning that the IRS or other taxing authority could classify the VMTP Shares as debt. If the IRS prevailed on such a position, the Fund would not be able to pass through tax-exempt income to holders of the VMTP Shares, and dividends paid on the VMTP Shares (including dividends already paid) could become taxable. See “Federal Income Tax Matters.”

Income Shortfall Risk.        The municipal securities held in the Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Fund fall below the Dividend Rate, the Fund’s ability to pay dividends on VMTP Shares could be jeopardized.

Subordination Risk.        While holders of VMTP Shares will have equal liquidation and distribution rights to those of any other preferred shares outstanding from time to time, including the Fund’s VRDP Shares, they will be subordinated to the rights of holders of indebtedness, if any, and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of VMTP Shares in liquidation or otherwise may be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund.

In addition, the Investment Company Act of 1940, as amended (the “1940 Act”), may provide debt holders with voting rights that are superior to the voting rights of holders of preferred shares, including holders of VMTP Shares. The Fund, as a fundamental policy, may not borrow money, except for emergency or temporary purposes or for repurchase of its shares. See “Investment Restrictions.” If the Fund enters into borrowings in accordance with its fundamental investment policies, delayed delivery purchases and/or forward delivery contracts, or derivatives, including interest-rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of holders of VMTP Shares.

Inflation Risk.        Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VMTP Shares or the income from that investment will be worth less in the future.

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Reinvestment Risk—VMTP Shares.    Given the initial term and potential for early redemption of VMTP Shares, holders of VMTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of VMTP Shares may be lower than the return previously obtained from an investment in VMTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on VMTP Shares in extraordinary circumstances.

General Risks of Investing in the Fund

Credit and Below-Investment-Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Investment Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund. Municipal securities of below-investment-grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event

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interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by issuers that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these issuers can cause their securities to be particularly risky, although they also may offer the

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potential for high returns. These issuers’ securities may be considered speculative, and the ability of the issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the issuers. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the analytical abilities of the Investment Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses

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and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tender Option Bond Regulatory Risk.    The federal banking regulators, the SEC and the Commodity Futures Trading Commission (“CFTC”) in recent years have adopted rules and regulations that have impacted or may impact tender option bond trusts (referred to herein as “TOB trusts”) and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule, are no longer permitted under the TOB trust structure. To be compliant with the Volcker Rule, the TOB trust structure has been modified since the Rule’s adoption to (i) shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (ii) change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third party

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administrator, which would generate additional costs relative to the traditional TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates.

Market Conditions.    The 2007–2009 financial crisis in the United States and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

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Inverse Floating Rate Securities Risk.    Typically, inverse floating rate securities represent beneficial interests in special purpose trusts (referred to herein as “TOB trusts”) that hold municipal bonds. See “D. Additional Information About the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to a fund that holds inverse floating rate securities generally is limited to its investment in such securities. However, in certain circumstances and in the Investment Adviser’s and/or the Sub-Adviser’s discretion, the Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss in an amount that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (i) the principal amount of the short-term floating rate securities issued by the TOB trust to (ii) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The amount of fees paid to the Investment Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for

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the Investment Adviser and/or the Sub-Adviser to leverage the Fund. Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in TOB trusts of which the Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value may be greater for a fund (like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust, and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Multiple Series Risk.    Following the Reorganizations, the Fund will have one series of VMTP Shares and three series of VRDP Shares outstanding. While the preferred shares issued by the Fund in connection with the Reorganizations will have equal priority with each other and with the Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are some differences between the terms applicable to each series. VMTP Shares have a short-term mandatory redemption date while VRDP Shares have a long-term mandatory redemption with a liquidity feature. To the extent that the terms of the various series differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares in order to restore compliance, subject to the optional redemption terms of the affected series. Shareholders are urged to review the terms of each series described elsewhere in this Information Memorandum. See “Description of the VMTP Shares,” “Description of Outstanding Shares—VRDP Shares” and “Description of Outstanding Shares—VRDP Shares to Be Issued by the Fund in the Reorganizations.”

Insurance Risk.    The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant

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losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

Taxability Risk.    The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Investment Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the federal income tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable

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ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Borrowing may exaggerate changes in the Fund’s net asset value and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the dividends paid to preferred shareholders can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk, including the Risk of Swaps.    The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser and/or Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Investment Adviser and/or Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Investment Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

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Furthermore, the derivative investments may be illiquid. Although both “over-the-counter” (“OTC”) and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk.    Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Investment Adviser and/or Sub-Adviser may be required to register as a “commodity

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pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Investment Adviser and/or Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk.    The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk.    The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    An investment in the securities of another investment company will expose the Fund to the risks of investing in the securities held in such other investment company’s portfolio. The securities of other investment companies may also be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities

17

of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act, or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk.    Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk.    The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower-yielding securities.

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Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Economic Sector Risk.    The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Reliance on Investment Adviser and Sub-Adviser.    The Fund is dependent upon services and resources provided by the Investment Adviser and the Sub-Adviser, and therefore the Investment Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA-CREF. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

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Anti-Takeover Provisions.    The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on July 12, 1999 and commenced investment operations on March 28, 2002. The Fund’s common shares are listed on the NYSE MKT under the symbol NVG. Upon the closing of the Reorganizations, it is expected that the Fund will transfer the listing of its common shares to the Ne York Stock Exchange. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of August 24, 2015.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	—	24,646,630
VRDP Shares	Unlimited	—	1,790

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the VMTP Shares and VRDP Shares following the completion of the Reorganizations as if such Reorganizations had been completed as of August 24, 2015.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Shares Outstanding	Aggregate Liquidation Preference Outstanding
VRDP Shares	Unlimited	—	12,316	$1,231,600,000
VMTP Shares	Unlimited	—	2,404	$240,400,000

DESCRIPTION OF THE VMTP SHARES

For a complete description of the preferences, voting powers, restrictions, limitations as to dividends, qualification, and terms and condition of redemption, of the VMTP Shares please see the Statement attached hereto as Appendix A and incorporated herein by reference.

DESCRIPTION OF VMTP PURCHASE AGREEMENT AND REGISTRATION RIGHTS AGREEMENT

The Fund will enter into a Purchase Agreement with the Purchaser of the VMTP Shares, with terms substantially identical to those included in the exchange agreement in effect for Quality Municipal’s VMTP Shares, except as described below. Among other things, the VMTP Purchase Agreement provides certain information and consent rights to the initial holder of the Fund’s VMTP Shares.

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The Purchase Agreement for the New VMTP Shares will differ from the exchange agreement in effect for Quality Municipal’s VMTP Shares in that the Fund’s representations, warranties and covenants concerning credit quality will be revised to accommodate the Fund’s expanded investment mandate and will provide that the Fund may invest no more than 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. The Purchase Agreement is expected to include a rating of New VMTP Shares agreed upon by the parties, which could differ from the rating of Quality Municipal’s VMTP Shares due to the Fund’s greater allocation to lower rated municipal securities.

The holder(s) of VMTP Shares will also be granted demand registration rights with respect to their VMTP Shares pursuant to a Registration Rights Agreement between the Fund and Wells Fargo Bank, National Association, in its capacity as the initial holder of VMTP Shares. The holders of a majority of the VMTP Shares are granted a demand right with respect to their beneficially owned VMTP Shares and the Fund is required to use its commercially reasonable best efforts to effect registration of such holder’s registrable securities in accordance with and pursuant to the Registration Rights Agreement.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, Nuveen Fund Advisors, Nuveen Asset Management or the Redemption and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The VMTP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of the VMTP Shares.

Purchasers of the VMTP Shares also may hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members (as defined below), and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner (as defined below) of a book-entry security will hold that security indirectly through various intermediaries. “Agent Member” means a person with an account at the Securities Depository that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent (as defined below) with respect to such Beneficial Owner.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with

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respect to the VMTP Shares. “Beneficial Owner” means a person in whose name VMTP Shares are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such person’s subrogee.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and the Redemption and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of VMTP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the VMTP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of VMTP Shares will mean payments and notices related to the redemption or tender of VMTP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the VMTP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the VMTP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Redemption and Paying Agent, or any agent of either, will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the VMTP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC

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mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the VMTP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the VMTP Shares and payments upon redemption of VMTP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Fund or the Redemption and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Redemption and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT OR THE REDEMPTION AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, NUVEEN FUND ADVISORS, NUVEEN ASSET MANAGEMENT AND THE REDEMPTION AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS. THE FUND IS ALSO OBLIGATED TO DELIVER DIRECTLY TO THE PURCHASER CERTAIN INFORMATION, AS SET FORTH IN THE VMTP PURCHASE AGREEMENT.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in

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tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Any capital appreciation realized by the Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares (to the extent allocable to preferred shares), although some appreciation may result in ordinary income to such shareholders. See “Federal Income Tax Matters.”

The expanded investment mandate of the Fund will take effect if the Reorganization is consummated. This section describes the investment policies and strategies of the Fund that will be in effect following the Reorganization.

Following the restructuring, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Under normal circumstances, the Fund will invest 100% of its Managed Assets in securities that, at the time of investment, generate income exempt from the federal alternative minimum tax applicable to individuals. Under normal circumstances, the Fund may invest up to 55% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the Sub-Adviser. These changes to the Fund’s non-fundamental investment policies will result in the Fund having investment policies, strategies and risks that differ in certain regards from those of the Target Funds.

The Fund’s investment objectives and policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Securities of below-investment-grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Investment Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency upgrades or

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downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix B.

The Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Investment Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable gains to shareholders.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term

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investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of July 31, 2015, the effective maturity of the portfolio of the Fund was 24.87 years.

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, or securities of the U.S. Government, its agencies and instrumentalities.

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As noted above, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Federal Income Tax Matters.”

Municipal Securities

General.    The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to

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make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

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Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

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Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

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Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1)        U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

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(2)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)        Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and that matures within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

(1)        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

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(2)        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3)        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4)        Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5)        Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6)        Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where

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registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Investment Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges,

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while non-standardized derivatives, which tend to be more specialized and complex, trade OTC or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Fund will invest in these instruments only in markets believed by the Investment Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

The Investment Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Investment Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

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The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Act sets forth a new regulatory framework for certain derivatives, such as swaps, in which the Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the CFTC. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a

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predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of

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the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

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Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

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With respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation

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4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code may limit the extent to which the Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Investment Adviser and/or the Sub-Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal

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and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Investment Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

The Investment Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

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Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments

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generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to the Fund’s investment objectives, the following investment restrictions are fundamental policies for the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of the Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, the Fund may not:

(1)        Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the United States Government, its agencies and instrumentalities or to the investment of 25% of its total assets.

(2)        Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

(3)        Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.

(4)        Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5)        Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

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(6)        Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

(7)        Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(8)        Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

(9)        Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.

For the purpose of applying the limitation set forth in subparagraph 1 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risk.

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In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Investment Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed by the Investment Adviser under an investment management agreement between the Investment Adviser and the Fund (the “Investment Management Agreement”), is the responsibility of the Board. The Fund currently has eleven (11) trustees, two (2) of whom are “interested persons” (as defined in the 1940

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Act) and nine (9) of whom are not interested persons. Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report for the fiscal year ended October 31, 2014.

Investment Adviser and Sub-Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Investment Adviser”) is the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $ 230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA is the portfolio manager of the Fund. Mr. Brennan assumed portfolio management responsibility for the Fund in 2006. Mr. Brennan will continue to manage the Fund upon completion of the Reorganizations.

Paul L. Brennan, CFA, CPA, is a Senior Vice President of Nuveen Investments. He manages several Nuveen municipal national and state mutual funds and closed-end bond funds. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from

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Wright State University. He is a Certified Public Accountant (CPA), and has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee. Information about Mr. Brennan’s compensation, other accounts managed and any material conflicts of interest is contained in the Fund’s most recent Form N-CSR. See “Available Information.”

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee consists of two components—a fund-level fee based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. The fund-level fee is currently a maximum of 0.45% of the Fund’s average daily assets (including assets attributable to leverage), with lower fee levels for assets that exceed $125 million. In connection with its expanded investment mandate, it is proposed that the Fund’s fund-level management fee schedule will be increased. Under the proposed fee schedule, the fund-level fee will be a maximum of 0.50% of the Fund’s average daily assets (including assets attributable to leverage), with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the daily managed assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

In addition to Nuveen Fund Advisors’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board in

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reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

BORROWINGS

The Fund’s Declaration authorizes the Fund, without prior approval of holders of common shares or preferred shares, including VMTP Shares, to borrow money from banks for temporary or emergency purposes or for repurchase of its shares. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings subject to the requirements of the 1940 Act. The Fund, as a fundamental policy, may not borrow money, except for emergency or temporary purposes or for repurchase of its shares. Any borrowings will rank senior to the Fund’s preferred shares, including the VMTP Shares.

Limitations.        Under the requirements of the 1940 Act, the Fund, immediately after issuing any borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an Asset Coverage of at least 300%. With respect to any such borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for preferred shares, including VMTP Shares, or indebtedness, if any, such as commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.        The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of preferred shares (including VMTP Shares), and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of preferred shares in certain circumstances.

Voting Rights.        The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings.

DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Declaration authorizes an unlimited amount of common shares, par value $0.01 per share. If the Quality Municipal Reorganization is consummated, the Fund will issue additional common shares to the common shareholders of Quality Municipal based on the relative per share net asset value

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of the Fund and the net asset values of the assets of Quality Municipal that are transferred in connection with the Quality Municipal Reorganization, as of the Valuation Time. The value of the Fund’s and Quality Municipal’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s and Quality Municipal’s outstanding preferred shares.

The terms of the Fund’s common shares to be issued pursuant to the Quality Municipal Reorganization will be identical to the terms of the Fund’s common shares that are then outstanding. All of the Fund’s common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Whenever preferred shares, including the VMTP Shares, are outstanding, the Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend, distribution or purchase price.

VRDP Shares

The Fund currently has outstanding 1,790 Series 1 VRDP Shares, par value $0.01 per share, in a single series, with a liquidation preference of $100,000 per share (previously defined as the “Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. The Fund initially issued the Outstanding VRDP Shares in a private offering during December 2013. Proceeds of the offering were used to redeem all of the Fund’s then-outstanding MuniFund Term Preferred Shares and VMTP Shares. The Outstanding VRDP Shares were offered to a qualified institutional buyer in a private transaction exempt from registration under the Securities Act.

The Outstanding VRDP Shares have a mandatory redemption date of December 1, 2043, subject to earlier redemption or repurchase by the Fund. See “—Redemption” below.

Under the Statement Establishing and Fixing the Rights and Preferences of the Outstanding VRDP Shares (the “Outstanding VRDP Statement”), the Fund is permitted to establish, from time to time, special rate periods during which many of the terms of the VRDP Shares set forth in such Outstanding VRDP Statement may be modified. The Outstanding VRDP Shares were issued with an initial special rate period (December 13, 2013 to December 14, 2016, inclusive, subject to early transition or extension). The terms and conditions of Outstanding VRDP Shares summarized below apply during the initial special rate period, and may differ following the expiration of the initial special rate period as provided in the Outstanding VRDP Statement.

The Fund will use its reasonable best efforts to establish a subsequent rate period to succeed the initial special rate period that will result in a transition to: (i) a new special rate period, the terms of which are agreed to by the owners of 100% of the Outstanding VRDP Shares as of the expiration of the initial special rate period, which special rate period may be established as an extension of the initial special rate period or a new special rate period, as then so agreed to by the Fund and such owners; (ii) a new special rate period with other terms; or (iii) a minimum rate period, in connection with which the

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Fund shall have appointed a liquidity provider and remarketing agent and provided for a purchase obligation as required under and in accordance with the terms of the Outstanding VRDP Statement.

The initial special rate period is subject to extension for up to six months in the event that the transition from the initial special rate period to the succeeding subsequent rate period is not successful. During such extension, if any, dividends on the Outstanding VRDP Shares will accumulate at an increased dividend rate, and the Outstanding VRDP Shares will be subject to mandatory redemption by the Fund, if the Fund has not successfully established a subsequent rate period or redeemed or repurchased all of the Outstanding VRDP Shares prior to the end of the six-month extension period.

Dividends

Holders of Outstanding VRDP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per Outstanding VRDP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each dividend reset period during the relevant monthly dividend period.

During the initial special rate period, the dividend rate applicable to any dividend reset period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding VRDP Shares.

Redemption

The Outstanding VRDP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding VRDP Shares on December 1, 2043, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends (whether or not earned or declared). VRDP Shares also may be redeemed in whole or in part at the option of the Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends (whether or not earned or declared). During the initial special rate period, in the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Voting and Consent Rights

Except as otherwise provided in the Fund’s Declaration, the Outstanding VRDP Statement, or as otherwise required by applicable law, (i) each holder of Outstanding VRDP Shares is entitled to one vote for each Outstanding VRDP Share held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding VRDP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VRDP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VRDP Shares, voting as a single class, elect the balance of the trustees of the Fund.

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Holders of Outstanding VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VRDP Shares or holders of Outstanding VRDP Shares. In addition, holders of Outstanding VRDP Shares have certain consent rights under the purchase agreement for the Outstanding VRDP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Priority of Payment

The Outstanding VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including the New VRDP Shares and the VMTP Shares to be issued in the Reorganizations.

VRDP Shares to Be Issued by the Fund in the Reorganizations

The terms of the VRDP Shares of the Fund to be issued pursuant to the Reorganization of each of Quality Income and Municipal Opportunity (previously defined as the “New VRDP Shares”) will be substantially similar, as of the closing of the Reorganizations, to the outstanding Target Fund VRDP Shares for which they are exchanged. The aggregate liquidation preference of each series of New VRDP Shares will equal the aggregate liquidation preference of the corresponding series of Target Fund VRDP Shares immediately prior to the closing of the Reorganizations. In addition, the terms of the New VRDP Shares will be substantially similar to the terms of the Outstanding VRDP Shares of the Fund. See “—VRDP Shares” above.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Each series of New VRDP Shares will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give seven days’ notice on any business day to tender the securities for remarketing. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The statement establishing and fixing the rights and preferences of each series of New VRDP Shares generally requires that the Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by an entity acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any

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accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed.

The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase the New VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders and beneficial owners of the New VRDP Shares of the applicable series and will be unconditional and irrevocable, and as such the short-term ratings assigned to the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the applicable series of Target Fund VRDP Shares, subject to periodic extension by agreement with the respective Fund. The initial term of the purchase agreement with the liquidity provider for each series of New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of Target Fund VRDP Shares exchanged therefor.

Prior to the final mandatory redemption date for each series of New VRDP Shares, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the statement and fee agreement with the liquidity provider for each series of New VRDP Shares, the Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. If the Fund fails to maintain the minimum asset coverage required under the 1940 Act and the Fund’s agreement with the liquidity provider with respect to each series of New VRDP Shares, and such failure is not cured by the applicable cure date, the Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the minimum asset coverage requirement. The number of preferred shares to be redeemed may, at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent the Fund does a mandatory redemption of any VRDP Shares, the Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

The New VRDP Shares will be senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Each series of New VRDP Shares will have equal priority with each other and the other preferred shares of the Fund, including the Fund’s Outstanding VRDP Shares, the New

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VMTP Shares of the Fund to be issued in the Reorganization of Quality Municipal and any other preferred shares that the Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1)        a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the Declaration or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Fund’s By-laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the

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conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Declaration relating to such higher votes are in the best interests of the Fund.

The Declaration provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-Laws require the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Declaration and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Declaration provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company and as such its shareholders do not have the right to cause the Fund to redeem their common shares. Instead, the common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There is no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender

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offers, if undertaken, will reduce market discount. The Fund will be unable to repurchase its common shares if it does not meet certain asset coverage requirements relating to outstanding preferred shares.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares and VRDP Shares.

If the Fund converted to an open-end investment company, it would be required to redeem all of its preferred shares, including the VMTP Shares and the VRDP Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the New York Stock Exchange or elsewhere. Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s common and preferred shares, voting as a single class and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class unless the conversion has been approved by the requisite vote of the Board, in which case a majority vote of the requisite holders would be required. See “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the New York Stock Exchange or elsewhere and the Fund’s preferred shares, including the VMTP Shares, would no longer be outstanding. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose the conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board of the Fund may determine that, in the interest of the Fund, no action should be taken.

FEDERAL INCOME TAX MATTERS

Below is a discussion of the anticipated U.S. federal income tax consequences of acquiring, holding, and disposing of the VMTP Shares. This discussion is based on the current provisions and interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

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Upon issuance of the VMTP Shares, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the nature of the Fund’s assets and the conduct of the Fund’s business, K&L Gates LLP (“Special Tax Counsel”) will deliver its opinion that for federal income tax purposes the VMTP Shares will qualify as equity in the Fund. In accordance with such opinion, distributions made with respect to the VMTP Shares will qualify as exempt-interest dividends to the extent they are properly reported by the Fund and not otherwise limited under section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be treated as exempt-interest dividends is limited, based on the total amount of net tax-exempt income generated by the Fund). The Fund’s qualification and taxation as a regulated investment company depend upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Quality Municipal Reorganization, including an opinion substantially to the effect that (i) the Fund will not recognize gain or loss upon the receipt of substantially all the assets of Quality Municipal in exchange for shares of the Fund (including the VMTP Shares) and the assumption of substantially all the liabilities of Quality Municipal and (ii) a holder of Quality Municipal VMTP Shares will not recognize gain or loss upon the exchange of such shares solely for VMTP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the VMTP Shares will constitute equity in the Fund for federal income tax purposes.

The following is intended to be a general summary of the material U.S. federal income tax consequences of investing in VMTP Shares. The discussion generally applies only to holders of VMTP Shares who are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident alien (as defined for federal income tax purposes) of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in VMTP Shares. This summary deals only with U.S. holders that hold VMTP Shares as capital assets. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of VMTP Shares whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds VMTP Shares in a qualified tax-deferred account such as an IRA, or person that will hold VMTP Shares as a position in a “straddle”, “hedge” or as part of a “constructive sale” for federal income tax purposes. This is not intended to be a complete discussion of all federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this Information Memorandum, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Federal Income Tax Treatment of the Fund

The Fund intends to elect to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to any federal income tax on the income and gains it distributes to its shareholders.

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The Fund primarily invests in municipal securities whose income is exempt from regular federal income tax. Thus, substantially all of the Fund’s dividends to the holders of common shares and preferred shares is expected to qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Different federal alternative minimum tax rules apply to individuals and to corporations.

In addition to exempt-interest dividends, the Fund may also distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. The Fund will allocate distributions to shareholders as tax-exempt interest, long-term capital gain and ordinary income, if any, proportionately among its common and preferred shares. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the federal income tax effects of a taxable distribution.

To qualify for the favorable federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest income.

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains in a written statement to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If at any time when the Fund’s VMTP Shares are outstanding the Fund fails to meet the Asset Coverage (as defined in the Statement), the Fund will be required to suspend distributions to holders of its common shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Asset Coverage, the Fund will be required to redeem VMTP Shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of non-corporate shareholders, and (ii) for the dividends received deduction under section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its common shares and preferred shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so reported by the Fund. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can report as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

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The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may disallow, limit or defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Federal Income Tax Treatment of Holders of VMTP Shares

The Fund intends to elect to be treated, and intends to qualify each year, as a regulated investment company, under Subchapter M of the Code, and to satisfy conditions which enable dividends on common shares and preferred shares which are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such shares, subject to the possible application of the federal alternative minimum tax.

In order for any distributions to holders of VMTP Shares to be eligible to be treated as exempt-interest dividends, the VMTP Shares must be treated as equity for federal income tax purposes. Under present law, Special Tax Counsel is of the opinion that the VMTP Shares of the Fund will constitute equity of the Fund, and thus distributions with respect to the VMTP Shares (other than distributions in redemption of VMTP Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the VMTP Shares, there can be no assurance that the IRS will not question Special Tax Counsel’s opinion and the Fund’s treatment of the VMTP Shares as equity. If the IRS were to succeed in such a challenge, holders of the VMTP Shares could be treated as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Except in the case of exempt-interest dividends and capital gain dividends, if any, dividends paid by the Fund generally will be taxable to holders at ordinary income tax rates. Dividends derived from net capital gain and reported by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their

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shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. A holder of VMTP Shares will be required to report the dividends declared by the Fund for each day on which such holder is the shareholder of record. The Fund intends to notify holders of VMTP Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the federal income tax effects of the taxable distribution.

The IRS currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report dividends made with respect to common shares and preferred shares, including VMTP Shares, as consisting of particular types of income (e.g., exempt-interest dividends, net capital gain, or ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Fund with respect to the year.

Although dividends generally will be treated as distributed when paid, a distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared.

Distributions to shareholders of ordinary income other than tax-exempt interest (including net investment income received by the Fund from taxable temporary investments, if any, certain income from financial futures and options transactions and market discount realized by the Fund on the sale of municipal securities) and of net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Under current law, “qualified dividend income” received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20% (plus the additional tax on “net investment income” described below). Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of non-corporate shareholders.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such

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“substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. Following the Reorganizations, the Fund does not intend to acquire securities whose income is subject to the federal alternative minimum tax applicable to individuals. However, to the extent that the Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax, if any. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes dividends (other than exempt-interest dividends) received from the Fund, as well as net gain from the disposition of Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisors regarding the applicability of this tax in respect of their shares.

Sale of Shares

Gain or loss on the sale or other disposition of VMTP Shares, if any (other than redemptions, the rules for which are described below) will generally be treated as capital gain or loss, except that a portion of the amount received on the disposition of VMTP Shares may be characterized as an accumulated but unpaid dividend subject to the rules described above. Gain or loss will generally be treated as long-term if the VMTP Shares have been held for more than one year and otherwise will be

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treated as short-term. Present federal income tax law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current federal income tax law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. In addition, a 3.8% tax on net investment income may apply to certain shareholders (see section above). Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

The Fund may, at its option, redeem VMTP Shares in whole or in part, and is required to redeem VMTP Shares to the extent required to maintain the Effective Leverage Ratio and the Asset Coverage. Gain or loss, if any, resulting from a redemption will generally be taxed as capital gain or loss from a sale or exchange under section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a holder’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate holders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a holder’s ownership of the common shares and preferred shares will be taken into account. In addition, certain rules of constructive ownership may cause shareholders to be treated as owning shares held by another person for purposes of rese rules. As in the case of a sale or exchange, a portion of the amount received on the redemption of VMTP Shares may be characterized as a dividend distribution subject to the rules discussed above.

Withholding

The Fund may be required to withhold, for U.S. federal income tax purposes, 28% of all distributions (including exempt-interest dividends and redemption proceeds) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. The Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are

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urged to consult their own tax advisors regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before making an investment in VMTP Shares.

CUSTODIAN

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021. State Street Bank and Trust Company has subcontracted the transfer agency and redemption and paying agency servicing of the Fund to Computershare, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended October 31, 2014 are incorporated herein. The financial statements as of and for the year ended October 31, 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal year ended October 31, 2014, the Board of the Fund, upon recommendation of the Audit Committee engaged KPMG as the independent registered public accounting firm to the Fund replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s reports on the Fund for the fiscal years ended prior to October 31, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Fund, and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Fund.

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MISCELLANEOUS

To the extent that a holder of VMTP Shares is directly or indirectly a beneficial owner of more than 10% of any class of the Fund’s outstanding shares (meaning for purposes of holders of VMTP Shares, more than 10% of the Fund’s outstanding preferred shares), such a 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner may have to disgorge any profits made on purchases and sales, or sales and purchases, of the Fund’s preferred shares (including VMTP Shares) within any six month time period. Investors should consult with their own counsel to determine the applicability of these rules.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be accessed through the SEC’s Internet site at www.sec.gov or can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

The Fund’s audited financial statements for the fiscal year ended October 31, 2014, together with the report of KPMG LLP thereon, and the unaudited financial statements for the six-month period ended April 30, 2015 are incorporated in this Information Memorandum by reference to its 2014 Annual Report and 2015 Semi-Annual Report, respectively (File No. 811-09475). Information about the directors and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s 2014 Annual Report. Copies of the Fund’s Annual Report and Semi-Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report and Semi-Annual Report, the information contained in, or that can be accessed through, the SEC’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of VMTP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of VMTP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other documents attached hereto as an appendix or otherwise available upon request from the Fund each such statement being qualified in all respects by this reference.

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APPENDIX A – FORM OF STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

A-1

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Nuveen Dividend Advantage Municipal Income Fund (the “Fund”), a Massachusetts business trust, certifies that:

RECITALS

FIRST: The Fund is authorized under Article IV of the Fund’s Declaration of Trust, as amended (which, as hereafter restated or amended from time to time, is herein called the “Declaration”), to issue an unlimited number of Preferred Shares (as defined below), par value $0.01 per share.

SECOND: Pursuant to the authority expressly vested in the Board of Trustees of the Fund by Article IV of the Declaration, the Board of Trustees has, by resolution, authorized the issuance of Preferred Shares, $0.01 par value per share, of the Fund, such shares to be classified as Variable Rate MuniFund Term Preferred Shares (“VMTP”), and such VMTP to be issued in one or more series (each such series, a “Series”).

THIRD: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of each Series of VMTP subject to this Statement are set forth in this Statement, as modified, amended or supplemented in the Appendix (each an “Appendix” and collectively the “Appendices”) to this Statement specifically relating to such Series (each such Series subject to this Statement being referred to herein as a “Series of VMTP Shares,” “VMTP Shares of a Series” or a “Series”), and shares of all such Series being referred to herein individually as a “VMTP Share” and collectively as the “VMTP Shares”).

1. DEFINITIONS

1.1        Definitions. Unless the context or use indicates another or different meaning or intent and except with respect to any Series as specifically provided in the Appendix applicable to such Series, each of the following terms when used in this Statement shall have the meaning ascribed to it below, whether such term is used in the singular or plural and regardless of tense:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock for purposes of the 1940 Act, including all outstanding VMTP Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act or by rule, regulation or order of United States Securities and Exchange Commission as the minimum asset coverage for senior securities which are shares of stock of a closed-end investment company).

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“Additional Amount Payment” means a payment to a Holder of VMTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Additional Amount Payment relates, would cause such Holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such Holder. Such Additional Amount Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is reported as an exempt-interest dividend for purposes of Section 852(b)(5) of the Code) would be taxable in the hands of each Holder of VMTP Shares at the maximum marginal regular federal individual income tax rate (taking account of the tax imposed under Section 1411 of the Code or any successor provision) applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

“Adviser” means Nuveen Fund Advisors, LLC, a Delaware limited liability company, or such other entity as shall be then serving as the investment adviser of the Fund, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent with respect to such Beneficial Owner.

“Appendices” and “Appendix” shall have the respective meanings as set forth in the Recitals of this Statement.

“Applicable Spread” means, with respect to any Rate Period for any Series of VMTP Shares, the percentage per annum set forth opposite the highest applicable credit rating assigned to such Series by any Rating Agency in the table below on the Rate Determination Date for such Rate Period:

Long-Term Ratings*			Applicable Percentage
Standard & Poor’s	Moody’s	Fitch
AAA to AA	Aaa to Aa2	AAA to AA	1.25%
AA-	Aa3	AA-	1.45%
A+	A1	A+	1.65%
A	A2	A	1.85%
A-	A3	A-	2.05%
BBB+	Baa1	BBB+	2.95%
BBB	Baa2	BBB	3.10%
BBB-	Baa3	BBB-	3.25%**

*	And/or the equivalent ratings of an Other Rating Agency then rating the VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the VMTP Shares.
**	Unless a Ratings Event has occurred, in which case the Applicable Spread shall be 6.25%.

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“Asset Coverage” means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain Asset Coverage of at least 225% as of the close of business on a Business Day (as required by Section 2.4(a)), the date that is thirty (30) calendar days following such Business Day.

“Below Investment Grade” means, with respect any Series of VMTP Shares and as of any date, the following ratings with respect to each Rating Agency (to the extent it is a Rating Agency on such date):

(i)        lower than BBB-, in the case of Fitch;

(ii)       lower than Baa3, in the case of Moody’s;

(iii)      lower than BBB-, in the case of S&P; and

(iv)      lower than an equivalent long-term credit rating to those set forth in clauses (i) through (iii), in the case of any Other Rating Agency.

“Beneficial Owner” means a Person in whose name VMTP Shares of any Series are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be.

“Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

“Business Day” means any day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“By-Laws” means the By-Laws of the Fund as amended from time to time.

“Closed-End Funds” shall have the meaning as set forth in Section 2.18(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the common shares of beneficial interest, par value $0.01 per share, of the Fund.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

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“Custodian Agreement” means, with respect to any Series, the Custodian Agreement by and between the Custodian and the Fund with respect to such Series.

“Date of Original Issue” means, with respect to any Series, the date specified as the Date of Original Issue for such Series in the Appendix for such Series.

“Declaration” shall have the meaning as set forth in the Recitals of this Statement.

“Default” shall mean a Dividend Default or a Redemption Default.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)        cash or any cash equivalent;

(2)        any U.S. Government Obligation;

(3)        any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Obligations or any combination thereof; or

(5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means, with respect to any Series, the first Business Day of each calendar month that any shares of such Series are outstanding; provided, however, that with respect any Series for which the first Dividend Period, as specified in the Appendix relating to such Series, is longer than one month, the first Dividend Payment Date for such Series shall the first Business Day of the calendar month immediately following the end of such Dividend Period.

“Dividend Period” means, with respect to any Series, the Dividend Period for such Series set forth in the Appendix for such Series.

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“Dividend Rate” means, with respect to any Rate Period for a Series of VMTP Shares and subject to the adjustment described in Section 2.10(a), the Index Rate for such Rate Period plus the Applicable Spread for such Rate Period; provided, however, that with respect to any Increased Rate Period, the Dividend Rate shall mean the Increased Rate for such Increased Rate Period; and provided further that the Dividend Rate for any Rate Period shall in no event exceed the Maximum Rate.

“Effective Leverage Ratio” shall have the meaning as set forth in Section 2.4(d).

“Effective Leverage Ratio Cure Date” shall have the meaning as set forth in Section 2.5(b)(ii)(A).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fitch” means Fitch Ratings, a part of the Fitch Group, and any successor or successors thereto.

“Fund” shall have the meaning as set forth in the Preamble to this Statement.

“Holder” means, with respect to the VMTP Shares of any Series or any other security issued by the Fund, a Person in whose name such security is registered in the registration books of the Fund maintained by the Redemption and Paying Agent or otherwise.

“Increased Rate” means, with respect to any Rate Period for a Series of VMTP Shares, the Index Rate for such Rate Period plus an Applicable Spread of 6.25%.

“Increased Rate Period” shall have the meaning as set forth in Section 2.2(g)(i).

“Index Rate” means, with respect to any Rate Period for a Series of VMTP Shares, the SIFMA Municipal Swap Index made available by 3:00 p.m., New York City time, on the Rate Determination Date for such Rate Period.

“Initial Rate Period” means, with respect to the VMTP Shares of any Series, the period commencing on and including the Date of Original Issue thereof and ending on, and including, the next succeeding calendar day that is a Wednesday (or if such Wednesday is not a Business Day, the next succeeding Business Day).

“Liquidation Preference” means, with respect to any Series, the amount specified as the liquidation preference per share for that Series in the Appendix for such Series.

“Liquidity Account Initial Date” means, with respect to any Series, the date designated as the Liquidity Account Initial Date in the Appendix for such Series.

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“Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A3 by Moody’s, A- by Standard & Poor’s, A- by Fitch or an equivalent rating by any other NRSRO (or any such rating’s future equivalent).

“Liquidity Requirement” shall have the meaning as set forth in Section 2.11(b).

“Mandatory Redemption Price” shall have the meaning as set forth in Section 2.5(b)(i)(A).

“Market Value” of any asset of the Fund means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees, which pricing service shall be J. J. Kenny Co., Inc. (or any successor thereto), International Data Corporation (or any successor thereto) or such other independent third-party pricing service broadly recognized in the tax-exempt fund market. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of Municipal Obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“Maximum Rate” means 15% per annum.

“Moody’s” means Moody’s Investors Service, Inc. and any successor or successors thereto.

“Municipal Obligation” means municipal securities as described in the prospectus or other offering document for a Series of VMTP Shares.

“Notice of Redemption” shall have the meaning as set forth in Section 2.5(d).

“Notice of Taxable Allocation” shall have the meaning as set forth in Section 2.10(a).

“NRSRO” means (a) each of Fitch, Moody’s and Standard & Poor’s so long as such Person is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund.

“Optional Redemption Date” shall have the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Premium” means, with respect to any Series, the premium payable by the Fund upon the redemption of VMTP Shares of such Series at the option of the Fund, as set forth in the Appendix for such Series.

“Optional Redemption Price” shall have the meaning as set forth in Section 2.5(c)(i).

“Other Rating Agency” means each NRSRO, if any, other than Standard & Poor’s, Moody’s or Fitch then providing a rating for the VMTP Shares pursuant to the request of the Fund.

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“Outstanding” means, as of any date with respect to VMTP Shares of any Series, the number of VMTP Shares of such Series theretofore issued by the Fund except (without duplication):

(a)        any shares of such Series theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(b)        any shares of such Series as to which the Fund shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof;

(c)        any shares of such Series as to which the Fund shall be the Holder or the beneficial owner; and

(d)        any shares of such Series represented by any certificate in lieu of which any new certificate has been executed and delivered by the Fund.

“Person” means and includes an individual, a partnership, the Fund, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Shares” means the authorized preferred shares of beneficial interest, par value $0.01 per share, of the Fund, including VMTP Shares of each Series, shares of any other series of such preferred shares of beneficial interest now or hereafter issued by the Fund, and any other shares of beneficial interest hereafter authorized and issued by the Fund of a class having priority over any other class as to distribution of assets or payments of dividends.

“Purchase Agreement” means (i) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the VMTP Purchase Agreement to be dated as of [                , 2015] between the Fund and Wells Fargo Bank, National Association and (ii) with respect to any subsequent Series of VMTP Shares, the purchase agreement or other similar agreement for the VMTP Shares of such Series (if any) specified in the Appendix for such Series.

“Rate Determination Date” means, with respect to the Initial Rate Period for any Series of VMTP Shares, the day immediately preceding the Date of Original Issue of such Series, and with respect to any Subsequent Rate Period for any Series of VMTP Shares, the last day of the immediately preceding Rate Period for such Series or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period” means, with respect to any Series of VMTP Shares, the Initial Rate Period and any Subsequent Rate Period of the VMTP Shares of such Series.

“Rating Agencies” means, as of any date and in respect of a Series of VMTP Shares, (i) each of Standard & Poor’s, Moody’s and Fitch to the extent it maintains a rating on the VMTP Shares of such Series on such date and has not been replaced as a Rating Agency in accordance with Section 2.7 and (ii) any Other Rating Agency designated as a Rating Agency on such date in accordance with Section 2.7. Standard & Poor’s, Moody’s and Fitch have initially been designated as the Rating Agencies for purposes of the VMTP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of VMTP Shares and such Rating Agency has been

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replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit rating of such replaced Rating Agency in this Statement or any Appendix shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for such Series of VMTP Shares or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of VMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

“Rating Agency Guidelines” means the guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a Series of VMTP Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the VMTP Shares generally or the Preferred Shares generally).

“Ratings Event” shall have the meaning set forth in Section 2.2(g)(i).

“Redemption and Paying Agent” means, with respect to any Series, State Street Bank and Trust Company and its successors or any other redemption and paying agent appointed by the Fund with respect to such Series.

“Redemption and Paying Agent Agreement” means, with respect to any Series, the Transfer Agency and Service Agreement dated October 7, 2002, as amended, by and among the Redemption and Paying Agent, the Fund and certain other Persons, as further amended by an Amendment thereto to be dated February 24, 2011 relating to the VMTP Shares, and as the same may be amended, restated or modified from time to time, or any similar agreement between the Fund and any other redemption and paying agent appointed by the Fund.

“Redemption Date” shall have the meaning as set forth in Section 2.5(d).

“Redemption Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” shall mean the Term Redemption Price, the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository as set forth in this Statement with respect to the VMTP Shares.

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“Series” and “Series of VMTP Shares” shall have the meanings as set forth in the Recitals of this Statement.

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.

“Standard and Poor’s” means Standard and Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business, and any successor or successors thereto.

“Statement” means this Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares, as it may be amended from time to time in accordance with its terms.

“Subsequent Rate Period” means, with respect to any Series of VMTP Shares, the period consisting of seven days, but adjusted in each case to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day, from, and including, the first day following the Initial Rate Period of such Series to, and including, the next Rate Determination Date for such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series.

“Tax Event” shall have the meaning as set forth in Section 2.2(g)(i).

“Taxable Allocation” means, with respect to any Series, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such Series.

“Term Redemption Amount” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Date” means, with respect to any Series, the date specified as the Term Redemption Date in the Appendix for such Series.

“Term Redemption Liquidity Account” shall have the meaning as set forth in Section 2.11(a).

“Term Redemption Price” shall have the meaning as set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VMTP” shall have the meaning as set forth in the Recitals of this Statement.

“VMTP Shares” shall have the meaning as set forth in the Recitals of this Statement.

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“VMTP Shares of a Series” shall have the meaning as set forth in the Recitals of this Statement.

“Voting Period” shall have the meaning as set forth in Section 2.6(b)(i).

With respect to any Series, any additional definitions specifically set forth in the Appendix relating to such Series and any amendments to any definitions specifically set forth in the Appendix relating to such Series, as such Appendix may be amended from time to time, shall be incorporated herein and made part hereof by reference thereto, but only with respect to such Series.

1.2        Interpretation. The headings preceding the text of Articles and Sections included in this Statement are for convenience only and shall not be deemed part of this Statement or be given any effect in interpreting this Statement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Statement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Statement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles or Sections shall refer to those portions of this Statement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Statement as a whole and not to any particular Article, Section or clause of this Statement.

2. TERMS APPLICABLE TO ALL SERIES OF

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

Except for such changes and amendments hereto with respect to a Series of VMTP Shares that are specifically contemplated by the Appendix relating to such Series, each Series of VMTP Shares shall have the following terms:

2.1        Number of Shares; Ranking.

(a)        The number of authorized shares constituting any Series of VMTP Shares shall be as set forth with respect to such Series in the Appendix hereto relating to such Series. No fractional VMTP Shares shall be issued.

(b)        The VMTP Shares of each Series shall rank on a parity with VMTP Shares of each other Series and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The VMTP Shares of each Series shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund over the Common Shares as set forth herein.

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(c)        No Holder of VMTP Shares shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any VMTP Shares or Common Shares or other securities of the Fund which it may hereafter issue or sell.

2.2        Dividends and Distributions.

(a)        The Holders of VMTP Shares of any Series shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Trustees, out of funds legally available therefor and in preference to dividends and distributions on Common Shares, cumulative cash dividends and distributions on each share of such Series at the Dividend Rate for such Series, calculated as set forth herein, and no more. Dividends and distributions on the VMTP Shares of any Series shall accumulate from the Date of Original Issue with respect to such Series. The amount of dividends per share payable on VMTP Shares of a Series on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period. The amount of dividends per share accumulated for each such Rate Period (or part thereof) shall be computed by (i) multiplying the Dividend Rate in effect for VMTP Shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the actual number of days in such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year in which such Rate Period occurs (365 or 366) and (ii) multiplying the product determined pursuant to clause (i) by the Liquidation Preference for a share of such Series.

(b)        Dividends on VMTP Shares of each Series with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Fund at the close of business on each day in such Dividend Period and shall be paid as provided in Section 2.2(f) hereof.

(c)        (i) No full dividends and distributions shall be declared or paid on shares of a Series of VMTP Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding Preferred Shares (including shares of other Series of VMTP Shares) have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Shares of any series, any dividends and distributions being declared and paid on VMTP Shares of a Series will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Shares on the relevant dividend payment date for such series. No Holders of VMTP Shares shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Statement on such VMTP Shares.

(ii)        For so long as any VMTP Shares are Outstanding, the Fund shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (z) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all VMTP Shares and all other series of Preferred Shares ranking on a parity with the VMTP Shares due on

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or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Shares) and (C) the Fund shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(d)(ii) hereof with respect to Outstanding VMTP Shares of any Series to be redeemed pursuant to Section 2.5(a) or Section 2.5(b) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)        Any dividend payment made on VMTP Shares of a Series shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for such Series for which dividends and distributions have not been paid.

(d)        Not later than 12:00 noon, New York City time, on the Dividend Payment Date for a Series of VMTP Shares, the Fund shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date in respect of such Series. The Fund may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e)        All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on a Series of VMTP Shares shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders of such Series entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Fund as soon as possible after the date on which such moneys were to have been so applied, upon request of the Fund.

(f)        Dividends on VMTP Shares of a Series shall be paid on each Dividend Payment Date for such Series to the Holders of shares of such Series as their names appear on the registration books of the Fund at the close of business on the day immediately preceding such Dividend Payment Date (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears on VMTP Shares of a Series for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on VMTP Shares of any Series which may be in arrears.

(g)        (i) The Dividend Rate on a Series of VMTP Shares shall be adjusted to the Increased Rate for each Increased Rate Period (as hereinafter defined). Subject to the cure provisions of Section 2.2(g)(iii), a Rate Period with respect to a Series of VMTP Shares shall be deemed to be an “Increased Rate Period” if on the first day of such Rate Period, (A) the Fund has failed to deposit with

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the Redemption and Paying Agent by 12:00 noon, New York City time, on a Dividend Payment Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend on such Series payable on such Dividend Payment Date (a “Dividend Default”) and such Dividend Default has not ended as contemplated by Section 2.2(g)(ii); (B) the Fund has failed to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on an applicable Redemption Date for such Series, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default”) and such Redemption Default has not ended as contemplated by Section 2.2(g)(ii); (C) any Rating Agency has withdrawn the credit rating required to be maintained with respect to such Series pursuant to Section 2.7 other than due to the Rating Agency ceasing to rate tax-exempt closed-end management investment companies generally and such withdrawal is continuing; (D) a Ratings Event (as defined below) has occurred and is continuing with respect to such Series; or (E) (i) a court or other applicable governmental authority has made a final determination that for U.S. federal income tax purposes the VMTP Shares do not qualify as stock in the Fund and (ii) such determination results from an act or failure to act on the part of the Fund (a “Tax Event”). A “Ratings Event” shall be deemed to exist with respect to any Series of VMTP Shares at any time such VMTP Shares have a long-term credit rating from at least one-half of the Rating Agencies designated at such time that is Below Investment Grade. For the avoidance of doubt, no determination by any court or other applicable governmental authority that requires the Fund to make an Additional Amount Payment in respect of a Taxable Allocation shall be deemed to be a Tax Event hereunder.

(ii)        Subject to the cure provisions of Section 2.2(g)(iii), a Dividend Default or a Redemption Default on a Series of VMTP Shares shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends on such Series and any unpaid Redemption Price on such Series shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent.

(iii)        No Increased Rate Period for a Series of VMTP Shares with respect to any Dividend Default or Redemption Default on such Series shall be deemed to have commenced if the amount of any dividend or any Redemption Price due in respect of such Series (if such Default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date for such Series with respect to which such Default occurred, together with an amount equal to the Increased Rate on such Series applied to the amount and period of such non-payment on such Series, determined as provided in Section 2.2(a).

2.3        Liquidation Rights.

(a)        In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of VMTP Shares shall be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Shares, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such

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distribution or payment on such shares (whether or not earned or declared by the Fund, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b)        If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the Holders of all Outstanding VMTP Shares and any other outstanding Preferred Shares shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such VMTP Shares plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Shares, then such available assets shall be distributed among the Holders of such VMTP Shares and such other Preferred Shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding VMTP Share plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Fund will be made by the Fund in respect of, the Common Shares.

(c)        Neither the sale of all or substantially all of the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4        Coverage & Leverage Tests.

(a)        Asset Coverage Requirement. For so long as any VMTP Shares of any Series are Outstanding, the Fund shall have Asset Coverage of at least 225% as of the close of business on each Business Day. If the Fund shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(a).

(b)        Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no VMTP Shares of any Series or other Preferred Shares shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Series or other Preferred Shares) to pay the full redemption price for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such Series or other Preferred Shares and the requisite notice of redemption for such Series or other Preferred Shares (or the portion thereof to be redeemed) shall have been given, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent shall not be included as assets of the Fund for purposes of such computation.

(c)        Effective Leverage Ratio Requirement. For so long as VMTP Shares of any Series are Outstanding, the Effective Leverage Ratio shall not exceed 45% as of the close of business

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on any Business Day; provided, however, in the event that the Fund’s Effective Leverage Ratio exceeds 45% on any Business Day solely by reason of fluctuations in the market value of the Fund’s portfolio securities, the Effective Leverage Ratio shall not exceed 46% on such Business Day. If the Effective Leverage Ratio shall exceed the applicable percentage provided in the preceding sentence as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(ii) shall be applicable, which provisions to the extent complied with shall constitute the sole remedy for the Fund’s failure to comply with the provisions of this Section 2.4(c).

(d)        Calculation of Effective Leverage Ratio. For purposes of determining whether the requirements of Section 2.4(c) are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i)        The sum of (A) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the VMTP Shares, for which the Fund has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund; divided by

(ii)        The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

2.5        Redemption. Each Series of VMTP Shares shall be subject to redemption by the Fund as provided below:

(a)        Term Redemption. The Fund shall redeem all VMTP Shares of a Series on the Term Redemption Date for such Series, at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Term Redemption Price”).

(b)        Asset Coverage and Effective Leverage Ratio Mandatory Redemption.

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(i)        Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any VMTP Shares of a Series then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

(B)        On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of VMTP Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, redeem a sufficient number of VMTP Shares of any Series pursuant to this Section 2.5(b)(i) that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on

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which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of VMTP Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

(ii)        Effective Leverage Ratio Mandatory Redemption. (A) If (x) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c) or (y) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement calculated as set forth in Section 6.13 of the Purchase Agreement if such requirement shall still be in effect in accordance with the terms of the Purchase Agreement, and, in either such case, such failure is not cured as of the close of business on the date that is seven Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio to not exceed the Effective Leverage Ratio required under Section 2.4(c) by (x) engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, cause a notice of redemption to be issued, and cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, or (z) engaging in any combination of the actions contemplated by clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any VMTP Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such VMTP Shares at a price per VMTP Share equal to the Mandatory Redemption Price.

(B)        On the Redemption Date for a redemption contemplated by clause (y) of Section 2.5(b)(ii)(A), the Fund shall not redeem more than the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. If the Fund is unable to redeem the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed in accordance with clause (y) of Section 2.5(b)(ii)(A) due to the unavailability of legally available funds, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to clause (y) of Section 2.5(b)(ii)(A) , the number of VMTP Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.

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(c)        Optional Redemption.

(i)        Subject to the provisions of Section 2.5(c)(ii), the Fund may at its option on any Business Day (an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding VMTP Shares of any Series, at a redemption price per VMTP Share (the “Optional Redemption Price”) equal to (x) the Liquidation Preference per VMTP Share of such Series plus (y) an amount equal to all unpaid dividends and distributions on such VMTP Share of such Series accumulated from and including the Date of Original Issue to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Fund, but excluding interest thereon) plus (z) the Optional Redemption Premium per share (if any) that is applicable to an optional redemption of VMTP Shares of such Series that is effected on such Optional Redemption Date as set forth in the Appendix relating to such Series.

(ii)        If fewer than all of the outstanding VMTP Shares of a Series are to be redeemed pursuant to Section 2.5(c)(i), the shares of such Series to be redeemed shall be selected either (A) pro rata among such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable. Subject to the provisions of this Statement and applicable law, the Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which VMTP Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)        The Fund may not on any date deliver a Notice of Redemption pursuant to Section 2.5(d) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Fund has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount (including any applicable premium) due to Holders of VMTP Shares by reason of the redemption of such VMTP Shares on such Optional Redemption Date.

(d)        Procedures for Redemption.

(i)        If the Fund shall determine or be required to redeem, in whole or in part, VMTP Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of VMTP Shares to be redeemed; (C) the CUSIP number for VMTP Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the VMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such

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redemption is made. If fewer than all VMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of VMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)        If the Fund shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Fund), the Fund shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the VMTP Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the VMTP Shares called for redemption on the Redemption Date. The Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account) shall be made no later than fifteen (15) calendar days prior to the Term Redemption Date.

(iii)        Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the VMTP Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such VMTP Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously declared and paid as contemplated by the last sentence of Section 2.5(d)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Fund shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the VMTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of three hundred and sixty five (365) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which the Holders of the VMTP Shares so called for redemption shall look only to the Fund for payment of the Redemption Price thereof. The Fund shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

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(iv)        On or after the Redemption Date, each Holder of VMTP Shares in certificated form (if any) that are subject to redemption shall surrender the certificate(s) evidencing such VMTP Shares to the Fund at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such VMTP Shares, without interest, and in the case of a redemption of fewer than all the VMTP Shares represented by such certificate(s), a new certificate representing the VMTP Shares that were not redeemed.

(v)        Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Fund shall not redeem any VMTP Shares unless all accumulated and unpaid dividends and distributions on all Outstanding VMTP Shares and shares of other series of Preferred Shares ranking on a parity with the VMTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding VMTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding VMTP Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and distributions have not been paid.

(vi)        To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. In the case of any redemption pursuant to Section 2.5(c), no Redemption Default shall be deemed to have occurred if the Fund shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any VMTP Shares, dividends may be declared and paid on such VMTP Shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such VMTP Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(e)        Redemption and Paying Agent as Trustee of Redemption Payments by Fund. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of VMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of VMTP Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Fund in accordance with the provisions of Section 2.5(d)(iii) above.

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(f)        Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any other applicable law, but shall effect no redemption except in accordance with the 1940 Act and any other applicable law.

(g)        Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Fund may, in its sole discretion and without a shareholder vote, modify the procedures set forth above with respect to notification of redemption for the VMTP Shares, provided that such modification does not materially and adversely affect the Holders of the VMTP Shares or cause the Fund to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6         Voting Rights.

(a)        One Vote Per VMTP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VMTP Shares shall be entitled to one vote for each VMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including Outstanding VMTP Shares, and Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Outstanding VMTP Shares, shall be entitled, as a class, to the exclusion of the Holders of all other securities and Common Shares of the Fund, to elect two trustees of the Fund at all times. Subject to Section 2.6(b), the Holders of outstanding Common Shares and Preferred Shares, including VMTP Shares, voting together as a single class, shall elect the balance of the trustees.

(b)        Voting For Additional Trustees.

(i)        Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the Holders of Preferred Shares, including VMTP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the Holders of Preferred Shares, including VMTP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)        if, at the close of business on any dividend payment date for any outstanding Preferred Shares including any Outstanding VMTP Shares, accumulated dividends (whether or not earned or declared) on such outstanding Preferred Share equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)        if at any time Holders of Preferred Shares are otherwise entitled under the 1940 Act to elect a majority of the Board of Trustees.

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Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of Preferred Shares upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of Preferred Shares to elect additional trustees as described in Section 2.6(b)(i), the Fund shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Shares to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Shares, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Fund fails to call such a special meeting, it may be called at the expense of the Fund by any such Holder on like notice. The record date for determining the Holders of Preferred Shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii)        Terms of Office of Existing Trustees. The terms of office of the incumbent trustees of the Fund at the time of a special meeting of Holders of Preferred Shares to elect additional trustees in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of VMTP Shares and such other Holders of Preferred Shares of the number of trustees that they are entitled to elect, and the trustees so elected by the Holders of VMTP Shares and such other Holders of Preferred Shares, together with the two (2) trustees elected by the Holders of Preferred Shares in accordance with Section 2.6(a) hereof and the remaining trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares pursuant to Section 2.6(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders of Preferred Shares to elect additional trustees pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c)        Holders of VMTP Shares to Vote on Certain Matters.

(i)        Certain Amendments Requiring Approval of VMTP Shares. Except as otherwise permitted by the terms of this Statement, so long as any VMTP Shares subject to this Statement are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares subject to this Statement Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the

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Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such VMTP Shares or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to adversely affect the rights and preferences of the VMTP Shares, and (ii) a division of a VMTP Share shall be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of the VMTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a VMTP Share of such Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share (other than as a result of a division of a VMTP Share). So long as any VMTP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the VMTP Shares Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

(ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the Holders of at least “a majority of the outstanding Preferred Shares,” including VMTP Shares Outstanding at the time, voting as a separate class, shall be required (A) to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, or (C) to approve any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding Preferred Shares” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(iii)        Certain Amendments Requiring Approval of Specific Series of VMTP Shares. Except as otherwise permitted by the terms of this Statement, so long as any VMTP Shares of a Series are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the VMTP Shares of such Series, Outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Appendix relating to such Series, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power set forth in such Appendix of the VMTP Shares of such Series or the Holders thereof; provided, however, that (i) a change in the capitalization of the Fund in accordance with Section 2.8 hereof shall not be considered to adversely affect the rights and preferences of the VMTP Shares of such Series, and (ii) a division of a VMTP Share shall be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of the VMTP Shares of such Series; and provided, further, that no amendment, alteration or repeal of the obligation of the Fund to (x) pay the Term Redemption Price on the Term Redemption Date for a Series, or (y) accumulate dividends at the Dividend Rate (as set forth in this Statement and the applicable Appendix hereto) for a Series shall be effected without, in each case, the prior unanimous vote or consent of the Holders of such Series of VMTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a VMTP Share

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of a Series or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such VMTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such VMTP Share.

(d)        Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Declaration, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to voting such VMTP Shares other than those specifically set forth in this Section 2.6: provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of VMTP Shares of any Series that any action or inaction by the Fund shall require the consent or approval of such Holder or Beneficial Owner.

(e)        No Cumulative Voting. The Holders of VMTP Shares shall have no rights to cumulative voting.

(f)        Voting for Trustees Sole Remedy for Fund’s Failure to Declare or Pay Dividends. In the event that the Fund fails to declare or pay any dividends on any Series of VMTP Shares on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the VMTP Shares shall be the right to vote for trustees pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Fund to accumulate and, if permitted by applicable law, the Declaration and this Statement, pay dividends at the Increased Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g)        Holders Entitled to Vote. For purposes of determining any rights of the Holders of VMTP Shares to vote on any matter, whether such right is created by this Statement, by the Declaration, by statute or otherwise, no Holder of VMTP Shares shall be entitled to vote any VMTP Share and no VMTP Share shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such VMTP Share shall have been given in accordance with this Statement and Deposit Securities for the payment of the Redemption Price of such VMTP Share shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No VMTP Share held by the Fund shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7        Rating Agencies. The Fund shall use commercially reasonable efforts to cause the Rating Agencies to issue long-term credit ratings with respect to each Series of VMTP Shares for so long as such Series is Outstanding (which credit rating may consist of a credit rating on the VMTP Shares generally or the Preferred Shares generally). The Fund shall use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. If a Rating Agency shall cease to rate the securities of tax-exempt closed-end management investment companies generally, the Board of Trustees shall terminate the designation of such Rating Agency as a Rating Agency hereunder. The Board of Trustees may elect to terminate the designation of any Rating Agency as a Rating Agency hereunder with respect to a Series of VMTP Shares so long as it replaces the terminated Rating Agency with another NRSRO and provides notice thereof to the Holders of such Series; provided that such replacement shall not occur unless such replacement Other Rating Agency shall have at the time of such replacement (i) published a rating for the VMTP Shares of such Series and (ii) entered into an

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agreement with the Fund to continue to publish such rating subject to the Rating Agency’s customary conditions. The Board of Trustees may also elect to designate one or more other NRSROs as Other Rating Agencies hereunder with respect to a Series of VMTP Shares by notice to the Holders of the VMTP Shares. The Rating Agency Guidelines of any Rating Agency may be amended by such Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any Holder of Preferred Shares, including any VMTP Shares, or Common Shares.

2.8        Issuance of Additional Preferred Shares. So long as any VMTP Shares are Outstanding, the Fund may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of Preferred Shares, ranking on a parity with VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Fund, in addition to then Outstanding Series of VMTP Shares, including additional Series of VMTP Shares and additional Shares of any such Outstanding Series, in each case in accordance with applicable law, provided that the Fund shall, immediately after giving effect to the issuance of such additional Preferred Shares and to its receipt and application of the proceeds thereof, including to the redemption of Preferred Shares with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 225%.

2.9        Status of Redeemed or Repurchased VMTP Shares. VMTP Shares that at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares.

2.10        Distributions with Respect to Taxable Allocations. Whenever a Taxable Allocation is to be paid by the Fund with respect to the VMTP Shares of a Series with respect to any Dividend Period and either the Increased Rate or the Maximum Rate is not in effect during such Dividend Period, the Fund shall comply with one of clause (a), clause (b) or clause (c) of this Section 2.10:

(a)        The Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for a Series of VMTP Shares of the amount of the Taxable Allocation that will be made in respect of shares of such Series for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of the Taxable Allocation will state the amount of the dividends payable in respect of each VMTP Share of the applicable Series for such Dividend Period that will be treated as a Taxable Allocation and the adjustment to the Dividend Rate for each Rate Period (or portion thereof) included in such Dividend Period that will be required to pay the Additional Amount Payment in respect of the Taxable Allocation paid on such VMTP Share for such Dividend Period. In lieu of adjusting the Dividend Rate, the Fund may make, in addition to and in conjunction with the payment of regular dividends for such Dividend Period, a supplemental distribution in respect of each share of such series for such Dividend Period equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such share for such Dividend Period. The Fund will use commercially reasonable efforts to effect the distribution of Taxable Allocations in respect of VMTP Shares of each Series as provided in this Section 2.10(a), and shall only effect the distribution of Taxable Allocations as described in Section 2.10(b) and/or Section 2.10(c) if such commercially reasonable efforts do not reasonably permit the Fund to effect the distribution of a Taxable Allocation as contemplated by this Section 2.10(a).

(b)        If the Fund does not provide a Notice of Taxable Allocation as provided in Section 2.10(a) with respect to a Taxable Allocation that is made in respect of VMTP Shares of a Series, the Fund may make one or more supplemental distributions on shares of such Series equal to

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the amount of such Taxable Allocation. Any such supplemental distribution in respect of VMTP Shares of a Series may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the Holders of shares of such Series as their names appear on the registration books of the Fund on such date, not exceeding fifteen (15) calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board of Trustees.

(c)        If in connection with a redemption of VMTP Shares, the Fund makes a Taxable Allocation without having either given advance notice thereof pursuant to Section 2.10(a) or made one or more supplemental distributions pursuant to Section 2.10(b), the Fund shall direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each Holder of such shares at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(d)        The Fund shall not be required to pay Additional Amount Payments with respect to VMTP Shares of any Series with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

2.11        Term Redemption Liquidity Account and Liquidity Requirement.

(a)        On or prior to the Liquidity Account Initial Date with respect to any Series of VMTP Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (the “Term Redemption Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least One Hundred and Ten Percent (110%) of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of VMTP Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Dividend Rate for such Series in effect at the time of the creation of the Term Redemption Liquidity Account for such Series will be the Dividend Rate in effect for such Series until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for such Series is at least equal to one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments with respect to a Series of VMTP Shares, the Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (i) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to one hundred and ten percent (110%) of the Term Redemption Amount with respect to such Series and (ii) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with Section 2.11(b) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit

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any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account for any Series of VMTP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(b)        The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for a Series of VMTP Shares, from and after the 15th day of the calendar month (or if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the month of the Term Redemption Date for such Series specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of Section 2.11(c) below:

Number of Months Preceding:	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(c)        If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(d)        The Deposit Securities included in the Term Redemption Liquidity Account for a Series of VMTP Shares may be applied by the Fund, in its discretion, towards payment of the Term Redemption Price for such Series as contemplated by Section 2.5(d). Upon the deposit by the Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares of a Series on the Term Redemption Date for such Series in accordance with Section 2.5(d)(ii), the requirement of the Fund to maintain the Term Redemption Liquidity Account as contemplated by this Section 2.11 shall lapse and be of no further force and effect.

2.12        Global Certificate. Prior to the commencement of a Voting Period, (i) all VMTP Shares of any Series Outstanding from time to time shall be represented by one global certificate for such Series registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series of VMTP Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates for such Series of VMTP Shares. Such global certificates will be deposited with, or on behalf of, The Depository Trust Company and registered in the name of Cede & Co., its nominee. Beneficial interests in the global certificates will be held only through The Depository Trust Company and any of its participants.

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2.13        Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight delivery. Notices delivered pursuant to this Section 2.13 shall be deemed given on the date received.

2.14        Termination. In the event that no VMTP Shares of a Series subject to this Statement are Outstanding, all rights and preferences of the shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement with respect to such Series shall terminate.

2.15        Appendices. The designation of each Series of VMTP Shares subject to this Statement shall be set forth in an Appendix to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law) (1) amend the Appendix to this Statement relating to a Series so as to reflect any amendments to the terms applicable to such Series including an increase in the number of authorized shares of such Series and (2) add additional Series of VMTP Shares by including a new Appendix to this Statement relating to such Series.

2.16        Actions on Other than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.17        Modification. The Board of Trustees, without the vote of the Holders of VMTP Shares, may interpret, supplement or amend the provisions of this Statement or any Appendix hereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Shares of the Fund so long as the amendment does not in the aggregate adversely affect the rights and preferences of the VMTP Shares affected thereby.

2.18        Transfers.

(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder of any VMTP Shares of any Series may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to (i) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies and registered open-end management investment companies or (ii) tender option bond trusts in which all investors are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks, insurance companies, and registered open-end management investment companies. The restrictions on transfer contained in this Section 2.18(a) shall not apply to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such VMTP Shares.

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(b)        If at any time the Fund is not furnishing information pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of VMTP Shares and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

2.19        No Additional Rights. Unless otherwise required by law or the Declaration, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights with respect to such VMTP Shares other than those specifically set forth in this Statement.: provided, however, that nothing in this Statement shall be deemed to preclude or limit the right of the Fund (to the extent permitted by applicable law) to contractually agree with any Holder or Beneficial Owner of VMTP Shares of any Series with regard to any special rights of such Holder or Beneficial Owner with respect to its investment in the Fund.

[Signature Page Begins on the Following Page]

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IN WITNESS WHEREOF,        Nuveen Dividend Advantage Municipal Income Fund has caused this Statement to be signed in its name and on its behalf by a duly authorized officer as of this [    ] day of [                ]. The Fund’s Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any officer, the Trustees, or any shareholder of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

By:
Name:
Title:

[Nuveen Dividend Advantage Municipal Income Fund—

Signature Page to the Statement Establishing and Fixing the Rights

and Preferences of Variable Rate MuniFund Term Preferred Shares]

APPENDIX A

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES, SERIES 2018

Preliminary Statement and Incorporation By Reference

This Appendix establishes a Series of Variable Rate MuniFund Term Preferred Shares of Nuveen Dividend Advantage Municipal Income Fund and is effective as of [            ]. Except as set forth below, this Appendix incorporates by reference the terms set forth in that “Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares” filed with the Secretary of the Commonwealth of Massachusetts on [            , 2015] (the “VMTP Statement”). This Appendix has been adopted by resolution of the Board of Trustees of Nuveen Dividend Advantage Municipal Income Fund. Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the VMTP Statement.

SECTION 1.    Designation as to Series.

Variable Rate MuniFund Term Preferred Shares, Series 2018: A series of Two Thousand Four Hundred Four (2,404) Preferred Shares classified as Variable Rate MuniFund Term Preferred Shares is hereby designated as the “Variable Rate MuniFund Term Preferred Shares, Series 2018” (the “Series 2018 VMTP Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Declaration and the VMTP Statement (except as the VMTP Statement may be expressly modified by this Appendix), as are set forth in this Appendix A. The Series 2018 VMTP Shares shall constitute a separate series of Preferred Shares and of the Variable Rate MuniFund Term Preferred Shares and each Series 2018 VMTP Share shall be identical. The following terms and conditions shall apply solely to the Series 2018 VMTP Shares:

SECTION 2.    Number of Authorized Shares of Series.

The number of authorized shares is Two Thousand Four Hundred Four (2,404).

SECTION 3.    Date of Original Issue with respect to Series.

The Date of Original Issue is [            , 2015].

SECTION 4.    Liquidation Preference Applicable to Series.

The Liquidation Preference is $100,000.00 per share.

SECTION 5.    Term Redemption Date Applicable to Series.

The Term Redemption Date is December 1, 2018.

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SECTION 6.    Dividend Payment Dates Applicable to Series.

Except as provided in Section 9 below, the Dividend Payment Dates are the first Business Day of the month next following each Dividend Period.

SECTION 7.    Liquidity Account Initial Date Applicable to Series.

The Liquidity Account Initial Date is June 1, 2018.

SECTION 8.    Amendments to Certain Definitions Applicable to the Series.*

The following definitions contained under the heading “Definitions” in the VMTP Statement are hereby amended and restated in their entirety as follows with respect to Series 2018 VMTP Shares only:

(a)        The definition of “Applicable Spread” shall be as set forth below:

“Applicable Spread” means, with respect to any Rate Period for the Series 2018 VMTP Shares, the percentage per annum set forth opposite the highest applicable credit rating assigned to such Series by any Rating Agency in the table below on the Rate Determination Date for such Rate Period:

Long-Term Ratings	Applicable Percentage
Fitch
AAA to AA	0.93%
AA-	1.13%
A+	1.33%
A	1.53%
A-	1.73%
BBB+	2.63%
BBB	2.78%
BBB-	2.93%

*	And/or the equivalent ratings of an Other Rating Agency then rating the Series 2018 VMTP Shares utilizing the highest of the ratings of the Rating Agencies then rating the Series 2018 VMTP Shares.
**	Unless an Increased Rate Period is in effect and is continuing, in which case the Applicable Spread shall be 5.93%.

(b)        The definition of “Increased Rate” shall be as set forth below:

“Increased Rate” means, with respect to any Rate Period for the Series 2018 VMTP Shares, the Index Rate for such Rate Period plus an Applicable Spread of 5.93%.

(c)        The definition of “Other Rating Agency” shall be as set forth below:

“Other Rating Agency” means each NRSRO, if any, other than Fitch then providing a rating for the Series 2018 VMTP Shares pursuant to the request of the Fund.

*	Consider whether to incorporate any of these definitions in the base statement.

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(d)        The definition of “Purchase Agreement” shall be as set forth below:

“Purchase Agreement” means that certain VMTP Purchase Agreement, to be dated as of [            , 2015], between the Fund and Wells Fargo Bank, National Association.

(e)        The definition of “Rating Agencies” shall be as set forth below:

“Rating Agencies” means, as of any date and in respect of a Series of VMTP Shares, (i) Fitch to the extent it maintains a rating on the VMTP Shares of such Series on such date and has not been replaced as a Rating Agency in accordance with Section 2.7 and (ii) any Other Rating Agency designated as a Rating Agency on such date in accordance with Section 2.7. Fitch has initially been designated as the Rating Agency for purposes of the VMTP Shares. In the event that at any time any Rating Agency (i) ceases to be a Rating Agency for purposes of any Series of VMTP Shares and such Rating Agency has been replaced by an Other Rating Agency in accordance with Section 2.7, any references to any credit rating of such replaced Rating Agency in this Statement or any Appendix shall be deleted for purposes hereof as provided below and shall be deemed instead to be references to the equivalent credit rating of the Other Rating Agency that has replaced such Rating Agency as of the most recent date on which such replacement Other Rating Agency published credit ratings for such Series of VMTP Shares or (ii) designates a new rating definition for any credit rating of such Rating Agency with a corresponding replacement rating definition for such credit rating of such Rating Agency, any references to such replaced rating definition of such Rating Agency contained in this Statement or any Appendix shall instead be deemed to be references to such corresponding replacement rating definition. In the event that at any time the designation of any Rating Agency as a Rating Agency for purposes of any Series of VMTP Shares is terminated in accordance with Section 2.7, any rating of such terminated Rating Agency, to the extent that it would have been taken into account in any of the provisions of this Statement or the Appendix for such Series, shall be disregarded, and only the ratings of the then-designated Rating Agencies for such Series shall be taken into account for purposes of this Statement and such Appendix.

(f)        The definition of “SIFMA Municipal Swap Index” shall be as set forth below:

“SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Bloomberg L.P. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association; provided, however, that if such index is no longer produced by Bloomberg L.P. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index produced by Standard & Poor’s Financial Services LLC or its successors or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected in good faith by the Board of Trustees of the Fund.

(g)        The definition of “Standard and Poor’s” shall be as set forth below:

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto.

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SECTION 9.    Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Dividend Period” means, with respect to the Series 2018 VMTP Shares, in the case of the first Dividend Period, the period beginning on [            ,             ] and ending on and including [            ,             ] and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month; provided, however, in connection with any voluntary exchange by the Holders thereof of Series 2018 VMTP Shares for any new series of Variable Rate MuniFund Term Preferred Shares or any other securities of the Fund, the Board of Trustees may declare that a Dividend Period shall begin on and include the first calendar day of the month in which such exchange will occur and shall end on but not include the date of such exchange, and in such a case, the Dividend Payment Date for such dividend shall be the date of such exchange.

“Optional Redemption Premium” means with respect to each Series 2018 VMTP Share to be redeemed an amount equal to:

(A)        if the Optional Redemption Date for such Series 2018 VMTP Share occurs prior to June 1, 2016, the product of (i) 0.93%, (ii) the Liquidation Preference of such VMTP Share and (iii) a fraction, the numerator of which is the number of days from and including the date of redemption to and including May 31, 2016 and the denominator of which is the actual number of days from and including May 19, 2015 to and including May 31, 2016; or

(B)        if the Optional Redemption Date for such Series 2018 VMTP Share either occurs on or after June 1, 2016, none.

SECTION 10. Amendments to Terms of VMTP Shares Applicable to the Series.

The following provisions contained under the heading “Terms Applicable to All Series of Variable Rate MuniFund Term Preferred Shares” in the VMTP Statement are hereby amended and restated in their entirety as follows with respect to Series 2018 VMTP Shares only:

(a)        Section 2.4(d)(ii) of the VMTP Statement shall be amended so that it reads in its entirety as set forth below:

“(ii)        The sum of (A) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding any assets consisting of Deposit Securities or funds referred to in clauses (A)(1) and (A)(2) of Section 2.4(d)(i) above), less the amount of the Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities), and (B) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.”

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(b)        Section 2.5(b)(i) of the VMTP Statement shall be amended so that it reads in its entirety as follows:

“(i)        Asset Coverage Mandatory Redemption. (A) If the Fund fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date other than as a result of the redemption required by this Section 2.5(b)(i), the Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on the Business Day next following such Asset Coverage Cure Date, cause a notice of redemption to be issued, in accordance with the terms of the Preferred Shares to be redeemed. In addition, in accordance with the terms of the Preferred Shares to be redeemed, the Fund shall cause to be deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, for the redemption of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, to enable it to meet the requirements of Section 2.5(b)(i)(B). In the event that any VMTP Shares of a Series then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Fund shall redeem such shares at a price per share equal to the Liquidation Preference per share of such Series plus an amount equal to all unpaid dividends and distributions on such share of such Series accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Trustees (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Mandatory Redemption Price”).

(B)        On the Redemption Date for a redemption contemplated by Section 2.5(b)(i)(A), the Fund shall redeem at the Mandatory Redemption Price, out of funds legally available therefor, such number of Preferred Shares (which may include at the sole option of the Fund any number or proportion of VMTP Shares of any Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Fund having Asset Coverage on such Asset Coverage Cure Date of at least 225% (provided, however, that if there is no such minimum number of VMTP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VMTP Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(i), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(i) a sufficient number of VMTP Shares of any Series that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Fund having Asset Coverage on such Asset Coverage Cure Date of up to and including 250%. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be later than thirty (30) calendar days after such Asset Coverage Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of VMTP Shares and other Preferred Shares which have been designated to be redeemed or the Fund otherwise is unable to effect such redemption on or prior to thirty (30) calendar days after such Asset Coverage Cure Date, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect

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such redemption. If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to this Section 2.5(b)(i), the number of VMTP Shares of such Series to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of such Series, (B) by lot or (C) in such other manner as the Board of Trustees may determine to be fair and equitable.”

(c)        Section 2.5(b)(ii)(A) of the VMTP Statement shall be amended so that it reads in its entirety as set forth below:

“(ii)        Effective Leverage Ratio Mandatory Redemption. (A) If (1) the Fund fails to comply with the Effective Leverage Ratio requirement as provided in Section 2.4(c) as of any time as of which such compliance is required to be determined in accordance with Section 2.4(c), or (2) with respect to the initial Series of VMTP Shares issued pursuant to this Statement, the Fund fails to comply with the Effective Leverage Ratio requirement calculated as set forth in Section 6.13 of the Purchase Agreement applicable to such Series of VMTP Shares if such requirement shall still be in effect in accordance with the terms of such Purchase Agreement and, in either such case, such failure is not cured as of the close of business on the date that is seven (7) Business Days following the Business Day on which such non-compliance is first determined (the “Effective Leverage Ratio Cure Date”) other than as a result of the redemption required by this Section 2.5(b)(ii), the Fund shall cause the Effective Leverage Ratio (determined in accordance with the requirements applicable to the determination of the Effective Leverage Ratio under this Statement, and under the Appendix and Purchase Agreement for any applicable Series of VMTP Shares in respect of which the Effective Leverage Ratio is being determined) to not exceed the Effective Leverage Ratio required under Section 2.4(c) as so determined, by (x) not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, engaging in transactions involving or relating to the floating rate securities not owned by the Fund and/or the inverse floating rate securities owned by the Fund, including the purchase, sale or retirement thereof, (y) to the extent permitted by the 1940 Act and Massachusetts law, not later than the close of business on the Business Day next following the Effective Leverage Ratio Cure Date, causing a notice of redemption to be issued, and in addition, causing to be irrevocably deposited Deposit Securities or other sufficient funds in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the Preferred Shares to be redeemed, for the redemption at the redemption price specified in the terms of such Preferred Shares of a sufficient number of Preferred Shares, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of VMTP Shares of any Series, or (z) engaging in any combination of the actions contemplated by, clauses (x) and (y) of this Section 2.5(b)(ii)(A). In the event that any VMTP Shares of a Series are to be redeemed pursuant to clause (y) of this Section 2.5(b)(ii)(A), the Fund shall redeem such VMTP Shares at a price per VMTP Share equal to the Mandatory Redemption Price. Notwithstanding the foregoing, in the event that Preferred Shares are redeemed pursuant to this Section 2.5(b)(ii), the Fund may at its sole option, but is not required to, include in the number of Preferred Shares being mandatorily redeemed pursuant to this Section 2.5(b)(ii) a sufficient number of VMTP Shares of any Series that, when aggregated with other Preferred Shares redeemed by the Fund, would result, if deemed to have occurred immediately prior to the opening of business on the Effective Leverage Ratio Cure Date, in the Fund having an Effective Leverage Ratio on such Effective Leverage Ratio Cure Date of no less than 40%.”

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(d)        Section 2.5(d)(i) of the VMTP Statement shall be amended so that it reads in its entirety as set forth below:

“(i)        If the Fund shall determine or be required to redeem, in whole or in part, VMTP Shares of a Series pursuant to Section 2.5(a), (b) or (c), the Fund shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than ten (10) calendar days prior to the date fixed for redemption pursuant to Section 2.5(c) in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series and number of VMTP Shares to be redeemed; (C) the CUSIP number for VMTP Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the VMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Statement under which such redemption is made. If fewer than all VMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of VMTP Shares to be redeemed from such Holder and/or the method of determining such number. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.”

(e)        Section 2.10(d) of the VMTP Statement shall be amended so that it reads in its entirety as set forth below:

“(d)        Except as required by a Purchase Agreement applicable to a particular Series of VMTP Shares, for so long as the applicable provisions of such Purchase Agreement shall be in effect, the Fund shall not be required to pay Additional Amount Payments with respect to VMTP Shares of any Series with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.”

(f)        Section 2.18(a) of the VMTP Statement shall be amended so that it reads in its entirety as set forth below:

“(a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder of any VMTP Shares of any Series may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to (1)(i) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies and registered open-end management investment companies, (ii) tender

A-7

option bond trusts in which all investors are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) that are Closed-End Funds, banks, insurance companies, and registered open-end management investment companies, or (iii) other investors with the prior written consent of the Fund and (2) unless the prior written consent of the Fund and the Holder(s) of more than 50% of the Outstanding VMTP Shares is obtained, not a Nuveen Person, if such Nuveen Person would, after such sale and transfer, own more than 20% of the Outstanding VMTP Shares. The restrictions on transfer contained in this Section 2.18(a) shall not apply to any VMTP Shares that are being registered and sold pursuant to an effective registration statement under the Securities Act or to any subsequent transfer of such VMTP Shares.”

A-8

IN WITNESS WHEREOF, Nuveen Dividend Advantage Municipal Income Fund has caused this Appendix to be signed in its name and on its behalf by a duly authorized officer as of this [            ] day of [            ]. The Fund’s Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officer of the Fund has executed this Statement as an officer and not individually, and the obligations and rights set forth in this Statement are not binding upon any officer, the Trustees, or any shareholder of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL INCOME FUND

By:
Name:
Title:

[Nuveen Dividend Advantage Municipal Income Fund—

Signature Page to the Appendix Establishing and Fixing the Rights and

Preferences of Variable Rate MuniFund Term Preferred Shares]

A-9

APPENDIX B

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

NQI-VMTP1115

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN QUALITY MUNICIPAL FUND, INC.	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 9, 2015

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on November 9, 2015 at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NQI_Pref_26999_093015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on November 9, 2015.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Quality Municipal Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NQI_Pref_26999_093015